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     JANUS INCOME FUNDS

     2001 ANNUAL REPORT

     Janus Flexible Income Fund              Janus Money Market Fund
     Janus High-Yield Fund                   Janus Government Money Market Fund
     Janus Federal Tax-Exempt Fund           Janus Tax-Exempt Money Market Fund
     Janus Short-Term Bond Fund

Table of Contents

     Letter From Janus' Executive Investment Committee ...........     1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Flexible Income Fund .............................     2

          Janus High-Yield Fund ..................................     7

          Janus Federal Tax-Exempt Fund ..........................    13

          Janus Short-Term Bond Fund .............................    18

          Janus Money Market Fund ................................    22

          Janus Government Money Market Fund .....................    27

          Janus Tax-Exempt Money Market Fund .....................    29

     Statements of Assets and Liabilities - Bond Funds ...........    33

     Statements of Operations - Bond Funds .......................    34

     Statements of Changes in Net Assets - Bond Funds ............    35

     Financial Highlights - Bond Funds ...........................    36

     Statements of Assets and Liabilities -
          Money Market Funds .....................................    38

     Statements of Operations - Money Market Funds ...............    39

     Statements of Changes in Net Assets -
          Money Market Funds .....................................    40

     Financial Highlights - Money Market Funds ...................    41

     Notes to Schedules of Investments ...........................    46

     Notes to Financial Statements ...............................    47

     Explanation of Charts and Tables ............................    51

     Report of Independent Accountants ...........................    53

From Janus' Executive Investment Committee

     This was a difficult year for many investors. Stock prices remained depressed, with virtually all major markets worldwide recording losses of 20% or more. By the end of October the S&P 500 Index was still more than 30% off its March 2000 peak, despite a fleeting rally in the spring and another late in the fall. The NASDAQ Composite Index was down by twice that amount.

     Of course, the reason stocks performed so poorly was a sudden, almost breakneck, reversal of the U.S. economy. As recently as last fall, capital spending was still driving the economy forward at an annual rate of nearly two percent - slower than the six- and eight percent rates recorded at the height of the economic boom, but still enough to create an environment at least somewhat supportive of asset prices.

     By last December everything had changed. Companies suddenly stopped spending and capital investment, the engine that powered the "productivity miracle" widely believed responsible for the last decade's record expansion, plunged.

     The Federal Reserve responded to the sudden halt in business investment by slashing interest rates faster and farther than at any other time in recent history, cutting the federal funds rate by roughly two-thirds in only 11 months. But even the Fed's best efforts couldn't prevent the U.S. economy from tipping into recession - in late November, only weeks after the end of our fiscal year, the National Bureau of Economic Research ended months of speculation by declaring that the economy had indeed entered its first sustained period of negative growth in more than a decade.

     While investors with any equity exposure at all are familiar with the pain such a difficult environment can inflict, the lone bright spots - if there have been any - were to be found in the bond market.

     Investors reacted to falling stock prices and economic uncertainty by increasing their exposure to bonds. The government's ongoing efforts to restructure and retire a sizable portion of the national debt - which most recently found expression in the landmark decision to halt future sales of the 30-year government bond - aided treasury markets, which emerged as the best performing asset class last year, bar none. Sadly, the tragic events of September 11 created a further tailwind for government securities as investors sought the relative safety they provide in times of turmoil.

     Corporate bonds, however, participated unevenly in the bond market's strength. Although aggressive rate cutting by the Fed allowed corporate issues across the quality spectrum to rally together with government securities early in the year, investors' willingness to bear credit-specific risk fell when it became apparent that the economy was weakening rapidly. The result was a market in which only the highest quality bonds participated fully in a bond market rally that made government securities the best performing asset class around for the second year in a row.

     The performance of our fixed-income funds during the last year was admirable - in one case, we outperformed what was already a buoyant market for bonds. However, we recognize that many of you also invest in Janus' equity funds, and would therefore like to use this space to reiterate how much we appreciate the trust you have placed in us. And, while performance on the equity side has been disappointing, we are finding many reasons to be optimistic as we enter 2002.

     Perhaps most important of all, our confidence in the analysts and portfolio managers who make the day-to-day decisions critical to your funds remains stronger than ever. Furthermore, we have strengthened our commitment to producing the long-term results you expect by adding a number of talented new analysts on both the equity and fixed-income sides of the Janus team.

     Finally, we remain committed to the same rigorous, research-driven approach to security selection that has defined us as investors for more than 30 years.

     Thank you for your continued investment with Janus.


          /s/ Thomas H. Bailey               /s/ Warren Lambert
          /s/ Jim Goff                       /s/ Blaine Rollins
          /s/ Helen Young Hayes              /s/ Scott W. Schoelzel

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Income Funds  October 31, 2001  1

Janus Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

For the 12 months ended October 31, 2001, Janus Flexible Income Fund returned 12.41%, while its benchmark, the Lehman Brothers Government/Credit Index, returned 15.32%.(1)

After a lackluster first half of the year, the U.S. economy continued stumbling during the third quarter, tripped up by increasing unemployment figures and decreasing corporate spending. Experts' debates on whether the nation was officially entering a recession - generally defined as two consecutive quarters of economic contraction - ended with the September 11 tragedy, which all but ensured that the economy would shrink.

The Federal Reserve's immediate response to the terrorist attacks - two half-point rate cuts within two weeks - cut the prime lending rate to 2.50%. The moves were intended to boost the economy by making it cheaper to borrow money, but the immediate impact was to spark a rally across the bond markets. This was especially true in the short-term markets, where rates followed the Fed's lead lower and prices pushed higher. A volatile stock market also ignited a flight to lower-risk, higher-quality investments, and the Fund profited from its sizeable positions in Treasuries and government agency debt.

Our Treasury exposure remains spread out over the yield curve, including five-, 10- and 30-year issues. Similarly, we have diversified holdings in Fannie Mae, the government agency that peddles mortgage-backed bonds. In late October, the government announced it would stop issuing 30-year bonds, and we believe the move will ultimately result in increased capital investment by companies and lower mortgage rates - two factors that should help steady the economy.

Among our corporate holdings, we've profited from positions in classically defensive corners of the economy, such as supermarkets, food manufacturers and healthcare interests. We've focused on high-quality companies with strong lines of business that endure during transitional and rough times.

We have a long-standing interest in supermarkets, which recently received a boost from nervous consumers stocking up on basic foodstuffs. During the period, we enjoyed gains from our holdings in Safeway, one of the largest food retailers, and Fred Meyer, a division of industry leader Kroger. Our food-producer holdings include breakfast food-maker Kellogg and meat-processor Hormel Foods, two consumer staple standbys with upper-tier ratings. Both companies actively manage their debt loads and take a smart approach to acquisitions, which increases our confidence in the lower-risk nature of their bonds.

A constant demand for healthcare services similarly exists through weak and strong economies, which helped us record gains in outpatient and rehabilitative care facility operator HealthSouth. We also took profits on hospital owner Tenet Healthcare and used the proceeds to initiate a position in HCA, the former Columbia/HCA Healthcare which owns and operates a variety of healthcare centers. Another newer investment in the sector, outsourced laboratory testing services-provider Quest Diagnostics, helped the Fund's performance with a runup during the period.

Through the course of the year, we scaled back on our exposure to the high-yield arena as we focused on improving the quality of the Fund's holdings. In fact, our three leading high-yield positions - California-based thrift operator Golden State Holdings, HCA and waste-services provider Allied Waste - are just a couple of notches below investment grade, which is granted to blue-chip corporations.

Two holdings that suffered following the September 11 attacks were United Air Lines and Cendant, which owns hotels and Avis Car Rentals. Both issues quickly recovered a portion of their losses, and we continue to stand by them. The United Air Lines notes feature hard-asset stability because the company's planes serve as collateral for the loans, while Cendant's diversified business lines generate a steady stream of cash, which soothes concerns over the ability to service the debt.

As we contemplate the next 12 months, we see a dramatically changed investment environment with many uncertainties regarding the economic state of the world. Yet, as we've seen a pessimism-driven rally in short-term issues and Treasuries, we're growing increasingly alert to the slightest hint of good news, which could reverse conditions in the fixed-income market in an instant. By keeping a vigilant eye on the economic figures and a nimble hand on the Fund's holdings, we hope to extend our gains with the minimal amount of risk to shareholders.

Thank you for your continued investment in Janus Flexible Income Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Income Funds  October 31, 2001

Portfolio Asset Mix
(% of Net Assets)                            October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade                                      51.6%              41.0%
  High-Yield/High-Risk                                  12.5%              15.2%
U.S. Government Obligations                             30.8%              25.2%
Foreign Dollar/
  Non-Dollar Bonds                                       1.7%               3.7%
Preferred Stock                                          0.7%               1.6%
Cash and Cash Equivalents                                2.7%              13.3%

Fund Profile
                                             October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            8.0 Yrs.           5.8 Yrs.
Average Modified Duration*                           5.7 Yrs.           4.3 Yrs.
30-Day Average Yield**                                  5.20%              7.09%
Weighted Average Fixed Income
  Credit Rating                                             A                 A-

 *A theoretical measure of price volatility.
**Yield will fluctuate.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through October 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($32,360) as compared to the Lehman Brothers Government/ Credit Index ($32,833).

Average Annual Total Return
for the periods ended October 31, 2001
One Year       Five Year      Ten Year       Since 7/7/87*
12.41%         7.33%          8.88%          8.52%

Janus Flexible Income Fund - $32,360

Lehman Brothers Government/Credit Index - $32,833

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

The Lehman Brothers Government/Credit Index is an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.

The Adviser has contractually agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 65.8%
Aerospace and Defense - 1.4%
                 Raytheon Co.:
$    9,777,000     6.50%, notes, due 7/15/05 ................     $   10,216,965
     9,000,000     6.15%, notes, due 11/1/08 ................          9,090,000

                                                                      19,306,965

Airlines - 0.4%
     6,880,000   United Air Lines, Inc., 6.831%
                   notes, due 9/1/08 ........................          4,678,400

Beverages - Non-Alcoholic - 0.7%
     8,750,000   Coca-Cola Enterprises, Inc., 6.125%
                   notes, due 8/15/11 .......................          9,143,750

Cable Television - 1.4%
$   10,500,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11 .................     $   10,618,125
     7,000,000   Mediacom Broadband L.L.C., 11.00%
                   senior notes, due 7/15/13+ ...............          7,420,000

                                                                      18,038,125

Casino Services - 0.6%
     8,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04(OMEGA) .          8,520,000

Cellular Telecommunications - 0.2%
     3,250,000   American Cellular Corp., 9.50%
                   company guaranteed notes, due 10/15/09 ...          3,266,250

See Notes to Schedules of Investments.

                                         Janus Income Funds  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Banks - 0.4%
$    5,000,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....     $    5,118,750

Commercial Services - 1.5%
    20,000,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................         20,375,000

Computers - 0.8%
    10,000,000   IBM Corp., 4.875%
                   notes, due 10/1/06 .......................         10,175,000

Diversified Financial Services - 0.4%
     5,000,000   Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........          5,543,750

Diversified Operations - 1.5%
    20,600,000   Cendant Corp., 6.875%
                   notes, due 8/15/06+ ......................         19,544,250

Electric - Integrated - 3.4%
    10,000,000   Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................         10,675,000
    10,250,000   Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................         10,570,312
                 PSEG Power L.L.C.:
    15,000,000     6.875%, senior notes, due 4/15/06+ .......         15,843,750
     7,000,000     7.75%, senior notes, due 4/15/11+ ........          7,673,750

                                                                      44,762,812

Finance - Auto Loans - 3.2%
                 Ford Motor Credit Co.:
    25,000,000     5.75%, senior notes, due 2/23/04 .........         25,468,750
    17,000,000     6.875%, notes, due 2/1/06 ................         17,403,750

                                                                      42,872,500

Finance - Other Services - 3.7%
    15,000,000   Petroleos Mexicanos, 6.50%
                   notes, due 2/1/05+ .......................         15,206,250
    33,000,000   Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............         33,577,500

                                                                      48,783,750

Food - Diversified - 4.4%
     9,000,000   Conagra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................          9,506,250
                 Kellogg Co.:
    10,000,000     5.50%, notes, due 4/1/03 .................         10,275,000
    10,500,000     6.00%, notes, due 4/1/06 .................         11,011,875
     7,000,000     6.60%, notes, due 4/1/11 .................          7,420,000
                 Kraft Foods, Inc.:
    10,000,000     4.625%, notes, due 11/1/06 ...............         10,019,800
    10,000,000     5.625%, notes, due 11/1/11 ...............         10,056,800

                                                                      58,289,725

Food - Meat Products - 0.5%
     6,250,000   Hormel Foods Corp., 6.625%
                   notes, due 6/1/11+ .......................          6,578,125

Food - Retail - 7.6%
                 Delhaize America, Inc.:
$    9,750,000     7.375%, notes, due 4/15/06+ ..............     $   10,639,688
     8,000,000     8.125%, notes, due 4/15/11+ ..............          9,010,000
                 Fred Meyer, Inc.:
    12,750,000     7.15%, company guaranteed notes
                   due 3/1/03 ...............................         13,371,563
    10,750,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................         11,744,375
    14,000,000     7.45%, company guaranteed notes
                   due 3/1/08 ...............................         15,505,000
     8,000,000   Kroger Co., 7.50%
                   senior notes, due 4/1/31 .................          8,710,000
     5,500,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          5,280,000
                 Safeway, Inc.:
    20,000,000     6.15%, notes, due 3/1/06 .................         21,050,000
     5,250,000     6.50%, notes, due 3/1/11 .................          5,558,438

                                                                     100,869,064

Foreign Government - 0%
        15,000   United Mexican States, 8.375%
                   notes, due 1/14/11 .......................             15,375

Independent Power Producer - 1.8%
    24,125,000   Calpine Corp., 8.50%
                   senior notes, due 2/15/11 ................         24,275,781

Leisure, Recreation and Gaming - 0.4%
     7,000,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          6,230,000

Life and Health Insurance - 0.9%
    11,000,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................         11,508,750

Medical - HMO - 2.5%
     3,500,000   Health Net, Inc., 8.375%
                   senior notes, due 4/15/11 ................          3,745,000
    11,500,000   UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................         12,463,125
    16,750,000   Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................         17,378,125

                                                                      33,586,250

Medical - Hospitals - 4.4%
     5,000,000   Columbia/HCA Healthcare Corp., 8.36%
                   debentures, due 4/15/24 ..................          4,943,750
                 HCA, Inc.:
    10,000,000     6.91%, notes, due 6/15/05 ................         10,450,000
     4,500,000     7.875%, senior notes, due 2/1/11 .........          4,837,500
                 Tenet Healthcare Corp.:
     7,250,000     7.875%, senior notes, due 1/15/03 ........          7,839,063
    20,000,000     5.375%, notes, due 11/15/06+ .............         19,934,400
    10,000,000     6.375%, notes, due 12/1/11+ ..............          9,995,700

                                                                      58,000,413

Medical Labs and Testing Services - 1.8%
                 Quest Diagnostics, Inc.:
    13,000,000     6.75%, company guaranteed notes
                   due 7/12/06 ..............................         13,666,250
    10,000,000     7.50%, company guaranteed notes
                   due 7/12/11 ..............................         10,725,000

                                                                      24,391,250

See Notes to Schedules of Investments.

4  Janus Income Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 3.1%
                 AOL Time Warner, Inc.:
$   13,000,000     6.125%, notes, due 4/15/06 ...............     $   13,552,500
     7,555,000     8.18%, notes, due 8/15/07 ................          8,612,700
     5,750,000     7.25%, debentures, due 10/15/17 ..........          5,893,750
    12,000,000   Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....         12,675,000

                                                                      40,733,950

Networking Products - 0.1%
                 Candescent Technologies Corp.:
     4,250,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            425,000
     2,750,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            275,000

                                                                         700,000

Non-Hazardous Waste Disposal - 3.1%
    12,000,000   Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....         12,030,000
     7,750,000   Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................          8,069,688
                 Waste Management, Inc.:
    10,000,000     7.00%, senior notes, due 10/1/04 .........         10,612,500
    10,000,000     7.375%, notes, due 8/1/10 ................         10,700,000

                                                                      41,412,188

Oil Companies - Exploration and Production - 0.3%
     3,250,000   Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................          3,436,875
Oil Companies - Integrated - 1.2%
                 Conoco Funding Co.:
     7,500,000     5.45%, company guaranteed notes
                   due 10/15/06 .............................          7,593,750
     8,000,000     6.35%, notes, due 10/15/11 ...............          8,130,000

                                                                      15,723,750

Physical Therapy and Rehabilitation Centers - 1.4%
                 HEALTHSOUTH Corp.:
     8,000,000     7.375%, notes, due 10/1/06+ ..............          8,280,000
    10,000,000     8.50%, senior notes, due 2/1/08 ..........         10,700,000

                                                                      18,980,000

Pipelines - 0.7%
                 Kinder Morgan Energy Partners, Inc.:
     5,300,000     6.75%, notes, due 3/15/11 ................          5,531,875
     3,500,000     7.40%, notes, due 3/15/31 ................          3,657,500

                                                                       9,189,375

Property and Casualty Insurance - 0.5%
     6,000,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....          6,090,000

Recreational Centers - 0.8%
    10,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..         10,000,000

Retail - Discount - 2.1%
    25,000,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................         27,937,500

Savings/Loan/Thrifts - 2.3%
                 Golden State Holdings, Inc.:
$   23,000,000     7.00%, senior notes, due 8/1/03 ..........     $   23,517,500
     7,000,000     7.125%, senior notes, due 8/1/05 .........          7,131,250

                                                                      30,648,750

Soap and Cleaning Preparations - 0.9%
                 Dial Corp.:
     5,375,000     7.00%, senior notes, due 8/15/06 .........          5,495,937
     6,500,000     6.50%, senior notes, due 9/15/08 .........          6,435,000

                                                                      11,930,937

Telecommunication Services - 2.9%
     6,000,000   Pegasus Media & Communications, Inc.
                   12.50%, senior subordinated notes
                   due 7/1/05 ...............................          5,250,000
                 Qwest Capital Funding, Inc.:
    17,250,000     5.875%, notes, due 8/3/04+ ...............         17,595,000
    10,000,000     6.25%, company guaranteed notes
                   due 7/15/05 ..............................         10,362,500
     5,500,000     7.625%, notes, due 8/3/21+ ...............          5,403,750

                                                                      38,611,250

Telephone - Integrated - 1.8%
     1,750,000   BellSouth Corp., 6.875%
                   notes, due 10/15/31 ......................          1,804,687
     6,860,000   France Telecom S.A., 7.75%
                   notes, due 3/1/11+ .......................          7,477,400
     8,750,000   Sprint Capital Corp., 6.00%
                   notes, due 1/15/07 .......................          8,722,087
     5,250,000   WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................          5,446,875

                                                                      23,451,049

Television - 0.5%
     7,000,000   Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................          7,323,750

Web Hosting/Design - 0.2%
     8,000,000   Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................          2,400,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $856,679,574) ...................        872,443,409
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Savings/Loan/Thrifts - 0.7%
       350,000   Chevy Chase Savings Bank, 13.00%
                   (cost $10,863,750) .......................          9,187,500
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         5,000   Ono Finance PLC - expires 5/31/09*,+ .......            100,000

Telephone - Integrated - 0%
         2,700   Versatel Telecom B.V. - expires 5/15/08* ...                  0

Web Hosting/Design - 0%
         4,190   Equinix, Inc. - expires 12/1/07* ...........             62,850
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................            162,850
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Income Funds  October 31, 2001  5

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Government Obligations - 30.8%
U.S. Government Agencies - 21.4%
                 Fannie Mae:
$   17,250,000     5.50%, due 5/2/06 ........................     $   18,349,687
    56,995,000     5.25%, due 6/15/06 .......................         59,987,237
    46,000,000     6.25%, due 2/1/11 ........................         49,795,000
    90,900,000     6.00%, due 5/15/11 .......................         98,285,625
    50,000,000     6.625%, due 11/15/30 .....................         57,062,500

                                                                     283,480,049

U.S. Treasury Notes/Bonds - 9.4%
     4,200,000     4.625%, due 5/15/06 ......................          4,394,250
    68,520,000     5.00%, due 8/15/11 .......................         72,499,642
    35,500,000     6.25%, due 5/15/30 .......................         42,314,225
     5,000,000     5.375%, due 2/15/31 ......................          5,378,900

                                                                     124,587,017
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $387,044,278) .......        408,067,066
--------------------------------------------------------------------------------
Repurchase Agreement - 1.3%
    16,600,000   ABN AMRO Bank N.V., 2.63%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $16,601,213
                   collateralized by $18,625,042
                   in U.S. Government Agencies
                   0%-7.00%,  8/15/04-9/15/31
                   with a value of $16,932,022
                   (cost $16,600,000) .......................         16,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.5%
                 Safeway, Inc.
    47,000,000     2.80%, 11/1/01
                   (amortized cost $47,000,000) .............         47,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,318,187,602) - 102.1% ......      1,353,460,825
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1%)     (27,350,578)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,326,110,247
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
France                                            0.6%           $     7,477,400
Mexico                                            1.1%                15,221,625
United Kingdom                                      0%                   100,000
United States++                                  98.3%             1,330,661,800
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,353,460,825

++Includes Short-Term Securities (93.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

6  Janus Income Funds  October 31, 2001

Janus High-Yield Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the 12 months ended October 31, 2001, Janus High-Yield Fund returned 2.23%, while its benchmark, the Lehman Brothers High-Yield Bond Index, declined 0.16%.(1)

To say the least, it's been a turbulent year in the high-yield bond market. After closing out a terrible 2000, a surprise interest rate cut from the Federal Reserve on January 3 invigorated investors, who bid the class up to one of its best one-month performances in history. But as the year progressed and it became clear the economy wasn't going to quickly snap back from its doldrums - despite eight more rate cuts by the Fed - the excitement faded, and high-yield offerings joined the equity markets in a gradual descent.

The terrorist attacks of September 11 caused panic selling in the equity markets, which spilled into the high-yield arena and contributed to one of the worst one-month performances in history. By the end of October, the debt markets had returned to pre-attack levels, but concerns over the economy's health remained.

Traditionally, high-yield bonds act more like equities, complete with event-driven volatility. That said, we trace our success over the past 12 months back to an ability to filter out market noise and stand by a more conservative focus on higher-quality, high-risk issues. This may not generate the absolute highest income, but it usually staves off the crushing lows that poor-quality credits can be dealt.

Currently, we believe the probability for continued volatility is high, so we've remained focused on industries that maintain defensive characteristics such as healthcare and cable. One of our leading healthcare holdings was Matria Healthcare, which develops programs to help patients manage chronic diseases and dangerous conditions like diabetes and high-risk pregnancies. The company is benefiting from the healthcare system's push to control costs and has produced steady revenue and cash-flow growth. Also padding the Fund's returns was HealthSouth, an outpatient and rehabilitative care clinic operator that has passed along cash-flow boosting price increases.

The cable industry historically performs well during economic slowdowns as consumers choose to stay at home and watch television instead of going out. Times of crisis magnify the trend, which we witnessed following the September 11 attacks. The Fund profited from holdings in two smaller players in the industry, Mediacom, which provides service to 1.6 million subscribers in 23 states, and CSC Holdings, which claims about 2.9 million subscribers in New York City and the surrounding suburbs.

In general, we're avoiding the beleaguered telecommunications industry, although we benefited from our position in Tritel PCS, part of a wireless service provider acquired by AT&T Wireless Services in late 2000. We anticipate AT&T Wireless will eventually buy up the bonds and retire the issue. Until then, we're pleased with its 10 3/8% coupon.

Disappointments include Conseco, a financial company with a large insurance business that has significant exposure to the September 11 tragedy, we therefore sold our position. The casino industry also took a hit following the attacks as Las Vegas turned into a virtual ghost town. Yet business bounced back quickly, and we stood by our positions in properties such as Venetian Casino and Hard Rock Hotel. It's all but impossible to duplicate the assets behind these credits, and the ability to generate high levels of free cash flow eases concerns over the ability to service the debt.

Ultimately, high-yield bonds rely on a healthy economy, since companies need steady cash flows to make interest payments and pay off debt. Yet, the class also tends to do well in declining markets because the investing public chases the higher yields as an alternative to underperforming stocks.

Adding a new wrinkle to the market dynamics will be the federal government's late-October decision to stop issuing 30-year bonds. The long-term notes traditionally carried the highest yield among Treasuries, and their absence will likely stir increased demand for higher-quality, high-yield corporate credits. Since we've consistently focused on those types of bonds, we believe we're in a good position to profit from the decision's ripple effects.

As we move into 2002, we're actively working on reducing our cash levels, which, with returns in the low single-digit range, have created a drag on the Fund's overall yield. Thus, we're excited for a revival of the new bond issue calendar, which was essentially closed in mid-September, as we're anticipating a strong year for high-yield debt.

Thank you for your continued investment in Janus High-Yield Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Income Funds  October 31, 2001  7

Portfolio Asset Mix
(% of Net Assets)                            October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade                                       4.2%              21.3%
  High-Yield/High-Risk                                  81.4%              50.5%
Cash and Cash Equivalents                               14.4%              28.2%

Fund Profile
                                             October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            5.2 Yrs.           3.6 Yrs.
Average Modified Duration*                           3.8 Yrs.           2.6 Yrs.
30-Day Average Yield**
  With Reimbursement                                    8.17%              8.56%
  Without Reimbursement                                   N/A              8.54%
Weighted Average Fixed Income
  Credit Rating                                            BB                 BB

 *A theoretical measure of price volatility.
**Yields will fluctuate.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2001. The upper and lower right quadrants reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($15,994) as compared to the Lehman Brothers High-Yield Bond Index ($12,575).

Average Annual Total Return
for the periods ended October 31, 2001
One Year       Five Year      Since 12/29/95*
2.23%          5.98%          8.37%

Janus High-Yield Fund - $15,994

Lehman Brothers High-Yield Bond Index - $12,575

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers High-Yield Bond Index is an index containing about 800 issues in the high-yield bond market; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.

The Adviser has contractually agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 85.6%
Advertising Sales - 0.5%
$    2,000,000   Lamar Media Co., 9.625%
                   company guaranteed notes, due 12/1/06 ....     $    2,090,000

Advertising Services - 0.3%
     2,000,000   Interep National Radio Sales, Inc., 10.00%
                   company guaranteed notes, due 7/1/08 .....          1,360,000

Automotive - Truck Parts and Equipment - 1.4%
     2,000,000   Advance Stores Company, Inc., 10.25%
                   senior subordinated notes, due 4/15/08+ ..          1,930,000
     2,000,000   Dura Operating Corp., 9.00%
                   company guaranteed notes, due 5/1/09 .....          1,700,000
     2,000,000   Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....          2,005,000

                                                                       5,635,000

Broadcast Services and Programming - 2.0%
$    3,000,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................     $    3,011,250
     2,000,000   Fox Family Worldwide, Inc., 9.25%
                   senior notes, due 11/1/07 ................          2,175,000
     3,000,000   Paxson Communications Corp., 10.75%
                   senior subordinated notes, due 7/15/08+ ..          3,007,500

                                                                       8,193,750

Building - Maintenance and Service - 0.7%
     3,000,000   Unicco Service, Inc., 9.875%
                   company guaranteed notes, due 10/15/07 ...          2,850,000

See Notes to Schedules of Investments.

8  Janus Income Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Building - Residential and Commercial - 4.9%
$    3,000,000   D.R. Horton, Inc., 9.375%
                   senior subordinated notes, due 3/15/11 ...     $    2,940,000
     2,000,000   KB HOME, Inc., 9.50%
                   senior subordinated notes, due 2/15/11 ...          1,982,500
     2,000,000   MDC Holdings, Inc., 8.375%
                   senior notes, due 2/1/08 .................          2,010,000
     2,000,000   Meritage Corp., 9.75%
                   company guaranteed notes, due 6/1/11 .....          1,960,000
     3,000,000   Ryland Group, Inc., 9.125%
                   senior subordinated notes, due 6/15/11 ...          2,977,500
     2,000,000   Schuler Homes, Inc., 9.375%
                   senior notes, due 7/15/09+ ...............          2,030,000
     3,000,000   Toll Corp., 8.25%
                   senior subordinated notes, due 2/1/11 ....          2,962,500
     3,000,000   WCI Communities, Inc., 10.625%
                   company guaranteed notes, due 2/15/11 ....          2,992,500

                                                                      19,855,000

Cable Television - 7.5%
                 Adelphia Communications Corp.:
     4,000,000     9.25%, senior notes, due 10/1/02 .........          3,980,000
     3,000,000     10.25%, senior notes, due 6/15/11 ........          2,790,000
     4,000,000   Charter Communications Holdings, Inc.
                   10.25%, senior notes, due 1/15/10 ........          4,080,000
     6,000,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11 .................          6,067,500
     5,000,000   FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..          5,125,000
     6,000,000   Mediacom L.L.C., 9.50%
                   senior notes, due 1/15/13 ................          6,120,000
     3,000,000   Telewest Communications PLC, 11.00%
                   debentures, due 10/1/07 ..................          2,340,000

                                                                      30,502,500

Casino Hotels - 5.2%
     3,000,000   Mandalay Resort Group, Inc., 6.75%
                   senior subordinated notes, due 7/15/03 ...          2,820,000
     3,000,000   MGM Mirage, Inc., 8.375%
                   company guaranteed notes, due 2/1/11 .....          2,775,000
     3,000,000   Park Place Entertainment Corp., 9.375%
                   senior subordinated notes, due 2/15/07 ...          3,052,500
     4,000,000   Station Casinos, Inc., 8.875%
                   senior subordinated notes, due 12/1/08 ...          3,700,000
                 Venetian Casino Resort L.L.C.:
     6,000,000     12.25%, company guaranteed notes
                   due 11/15/04 .............................          5,445,000
     4,000,000     14.25%, company guaranteed notes
                   due 11/15/05 .............................          3,340,000

                                                                      21,132,500

Casino Services - 3.4%
     3,000,000   Alliance Gaming Corp., 10.00%
                   company guaranteed notes, due 8/1/07 .....          3,030,000
     6,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04(OMEGA) .          6,390,000
     3,000,000   Isle of Capri Casinos, Inc., 8.75%
                   company guaranteed notes, due 4/15/09 ....          2,715,000
         2,000   Mikohn Gaming, 11.875%
                   units, due 8/15/08+ ......................          1,900,000

                                                                      14,035,000

Cellular Telecommunications - 5.5%
$    2,000,000   American Cellular Corp., 9.50%
                   company guaranteed notes, due 10/15/09 ...     $    2,010,000
     3,000,000   Nextel Communications, Inc., 9.50%
                   senior notes, due 2/1/11 .................          2,062,500
     5,000,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...          5,375,000
     2,000,000   Rogers Cantel, Inc., 9.75%
                   debentures, due 6/1/16 ...................          1,970,000
     3,000,000   Tritel PCS, Inc., 10.375%
                   company guaranteed notes, due 1/15/11 ....          3,442,500
     3,000,000   Triton PCS, Inc., 9.375%
                   company guaranteed notes, due 2/1/11 .....          3,150,000
     4,000,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          4,560,000

                                                                      22,570,000

Chemicals - Diversified - 0.2%
     1,000,000   Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................            960,000

Computers - 0.2%
     1,000,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................            980,000

Containers - Metal and Glass - 0.5%
     2,000,000   Ball Corp., 8.25%
                   company guaranteed notes, due 8/1/08 .....          2,090,000

Containers - Paper and Plastic - 0.5%
     4,750,000   SF Holdings Group, Inc., 0%
                   senior discount notes, due 3/15/08(OMEGA)           2,214,688

Cosmetics and Toiletries - 0.5%
     2,000,000   Elizabeth Arden, Inc., 10.375%
                   senior notes, due 5/15/07 ................          1,830,000

Distribution/Wholesale - 0.8%
     3,000,000   Owens & Minor, Inc., 8.50%
                   senior subordinated notes, due 7/15/11+ ..          3,165,000

Drug Delivery Services - 0.5%
     2,000,000   Alaris Medical Systems, 11.625%
                   secured notes, due 12/1/06+ ..............          2,115,000

Electric - Distribution - 0.5%
     2,000,000   BRL Universal Equipment, Inc., 8.875%
                   secured notes, due 2/15/08 ...............          2,060,000

Electric - Generation - 0.7%
     3,000,000   AES Corp., 8.75%
                   senior notes, due 12/15/02 ...............          3,045,000

Electric - Integrated - 1.0%
     2,000,000   CMS Energy Corp., 8.125%
                   senior notes, due 5/15/02 ................          2,022,500
     2,000,000   Mission Energy Holding, Inc., 13.50%
                   secured notes, due 7/15/08+ ..............          2,230,000

                                                                       4,252,500

Electronic Components - 0.5%
     2,000,000   Flextronics International, Ltd., 9.875%
                   senior subordinated notes, due 7/1/10 ....          2,080,000

Electronics - Military - 1.3%
     5,000,000   L-3 Communications Holdings, Inc., 4.00%
                   convertible junior unsubordinated notes
                   due 9/15/11+ .............................          5,100,000

See Notes to Schedules of Investments.

                                         Janus Income Funds  October 31, 2001  9

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Investment Bankers/Brokers - 0.8%
$    3,000,000   Labranche & Company, Inc., 12.00%
                   senior subordinated notes, due 3/2/07 ....     $    3,240,000

Finance - Other Services - 1.5%
     4,000,000   Alamosa Delaware, Inc., 12.50%
                   company guaranteed notes, due 2/1/11 .....          3,960,000
     2,000,000   Stone Container Financial Corp., 11.50%
                   company guaranteed notes, due 8/15/06+ ...          2,130,000

                                                                       6,090,000

Food - Meat Products - 0.5%
     2,000,000   Smithfield Foods, Inc., 8.00%
                   senior notes, due 10/15/09+ ..............          2,075,000

Food - Retail - 2.1%
     2,000,000   Great Atlantic and Pacific Tea Company, Inc.
                   7.75%, notes, due 4/15/07 ................          1,900,434
     2,000,000   Stater Brothers Holdings, Inc., 10.75%
                   senior notes, due 8/15/06 ................          2,030,000
     5,000,000   Winn-Dixie Stores, Inc., 8.875%
                   company guaranteed notes, due 4/1/08 .....          4,787,500

                                                                       8,717,934

Food - Wholesale/Distribution - 1.0%
     3,000,000   Fleming Companies, Inc., 10.625%
                   senior subordinated notes, due 7/31/07+ ..          3,022,500
     1,000,000   Nash-Finch Co., 8.50%
                   company guaranteed notes, due 5/1/08 .....            950,000

                                                                       3,972,500

Funeral Services and Related Items - 0.5%
     2,000,000   Service Corp. International, Inc., 6.00%
                   notes, due 12/15/05 ......................          1,825,000

Gambling - Non-Hotel Casinos - 1.0%
     2,000,000   Horseshoe Gaming Corp., 8.625%
                   company guaranteed notes, due 5/15/09 ....          2,022,500
     2,000,000   Mohegan Tribal Gaming, Inc., 8.375%
                   senior subordinated notes, due 7/1/11+ ...          2,070,000

                                                                       4,092,500

Independent Power Producer - 1.2%
     5,000,000   Calpine Canada Energy Finance, ULC, 8.50%
                   company guaranteed notes, due 5/1/08 .....          5,006,250

Leisure, Recreation and Gaming - 1.3%
     6,000,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          5,340,000

Machinery - Pumps - 0.5%
     2,000,000   Flowserve Corp., 12.25%
                   company guaranteed notes, due 8/15/10 ....          2,130,000

Manufacturing - 0.5%
     2,000,000   Dresser, Inc., 9.375%
                   senior subordinated notes, due 4/15/11+ ..          2,070,000

Medical - HMO - 1.0%
     4,000,000   Magellan Health Services, Inc., 9.375%
                   senior notes, due 11/15/07+ ..............          4,200,000

Medical - Hospitals - 0.5%
     2,000,000   Vanguard Health Systems, Inc., 9.75%
                   senior subordinated notes, due 8/1/11+ ...          2,100,000

Medical - Outpatient and Home Medical Care - 0.8%
$    3,000,000   Matria Healthcare, Inc., 11.00%
                   senior notes, due 5/1/08+ ................     $    3,090,000

Medical - Wholesale Drug Distributors - 1.5%
     6,000,000   Bergen Brunswig Corp., 7.375%
                   senior notes, due 1/15/03 ................          6,135,000

Medical Products - 0.3%
     1,000,000   Universal Hospital Service, Inc., 10.25%
                   senior notes, due 3/1/08 .................            972,500

MRI and Medical Diagnostic Imaging Centers - 0.5%
     2,000,000   Insight Health Services, Inc., 9.875%
                   senior subordinated notes, due 11/1/11+ ..          2,070,000

Multimedia - 0.7%
     3,000,000   Nextmedia Operating, Inc., 10.75%
                   company guaranteed notes, due 7/1/11+ ....          3,000,000

Music - 0.5%
     2,000,000   Steinway Musical Instruments, Inc., 8.75%
                   company guaranteed notes, due 4/15/11 ....          1,820,000

Non-Hazardous Waste Disposal - 1.2%
     2,000,000   Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....          2,005,000
     3,000,000   Browning-Ferris Industries, Inc., 7.875%
                   senior notes, due 3/15/05 ................          2,996,250

                                                                       5,001,250

Oil - Field Services - 0.8%
     3,000,000   Hanover Equipment Trust 2001-A, 8.50%
                   secured notes, due 9/1/08+ ...............          3,135,000

Oil and Gas Drilling - 0.7%
     1,000,000   Pride Petroleum Services, Inc., 9.375%
                   senior notes, due 5/1/07 .................          1,050,000
     2,000,000   Westport Resources Corp., 8.25%
                   senior subordinated notes, due 11/1/11+ ..          2,040,000

                                                                       3,090,000

Oil Companies - Exploration and Production - 7.4%
     3,000,000   Chesapeake Energy Corp., 8.125%
                   company guaranteed notes, due 4/1/11 .....          2,925,000
                 Forest Oil Corp.:
     3,000,000     10.50%, company guaranteed notes
                   due 1/15/06 ..............................          3,135,000
     5,000,000     8.00%, senior notes, due 6/15/08 .........          5,050,000
     3,000,000   Newfield Exploration Co., 7.625%
                   senior notes, due 3/1/11 .................          3,041,250
     3,000,000   Parker & Parsley Petroleum Co., 8.25%
                   senior notes, due 8/15/07 ................          3,153,750
     3,000,000   Pogo Producing Co., 8.25%
                   senior subordinated notes, due 4/15/11 ...          3,037,500
     2,000,000   Range Resources Corp., 8.75%
                   company guaranteed notes, due 1/15/07 ....          1,900,000
     3,000,000   Stone Energy Corp., 8.75%
                   company guaranteed notes, due 9/15/07 ....          3,090,000
         3,000   Tri-Union Development Corp., 12.50%
                   units, due 6/1/06+ .......................          2,880,000
     2,000,000   XTO Energy, Inc., 8.75%
                   senior subordinated notes, due 11/1/09 ...          2,090,000

                                                                      30,302,500

See Notes to Schedules of Investments.

10  Janus Income Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Integrated - 0.5%
$    2,000,000   Pennzoil-Quaker State Co., 10.00%
                   senior notes, due 11/1/08+ ...............     $    2,012,500

Paper and Related Products - 1.0%
     2,000,000   Buckeye Technologies, Inc., 8.50%
                   senior subordinated notes, due 12/15/05 ..          1,880,000
     2,000,000   Repap New Brunswick, Inc., 9.00%
                   senior notes, due 6/1/04 .................          2,110,000

                                                                       3,990,000

Pharmacy Services - 0.5%
     2,000,000   Omnicare, Inc., 8.125%
                   senior subordinated notes, due 3/15/11 ...          2,125,000

Physical Therapy and Rehabilitation Centers - 1.5%
                 HEALTHSOUTH Corp.:
     3,000,000     3.25%, convertible notes, 4/1/03 .........          2,846,250
     3,000,000     8.50%, senior notes, due 2/1/08 ..........          3,210,000

                                                                       6,056,250

Poultry - 0.5%
     2,000,000   Pilgrim's Pride Corp., 9.625%
                   company guaranteed notes, due 9/15/11 ....          2,092,500

Racetracks - 0.5%
     2,000,000   Speedway Motorsports, Inc., 8.50%
                   company guaranteed notes, due 8/15/07 ....          2,050,000

Radio - 1.0%
     2,000,000   Cumulus Media, Inc., 10.375%
                   company guaranteed notes, due 7/1/08 .....          2,050,000
     2,000,000   Radio One, Inc., 8.875%
                   senior subordinated notes, due 7/1/11+ ...          2,085,000

                                                                       4,135,000

Real Estate Investment Trusts - 0.4%
     2,000,000   Host Marriott Corp., 7.875%
                   company guaranteed notes, due 8/1/05 .....          1,790,000

Recreational Centers - 0.5%
     2,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..          2,000,000

Rental Auto/Equipment - 1.6%
     4,000,000   Avis Group Holdings, Inc., 11.00%
                   company guaranteed notes, due 5/1/09 .....          4,280,000
     2,000,000   United Rentals, Inc., 10.75%
                   company guaranteed notes, due 4/15/08+ ...          2,100,000

                                                                       6,380,000

Resorts and Theme Parks - 1.4%
     2,000,000   Intrawest Corp., 10.50%
                   senior notes, due 2/1/10 .................          1,890,000
     2,000,000   Premier Parks, Inc., 9.25%
                   senior notes, due 4/1/06 .................          2,000,000
     2,000,000   Sun International Hotels, Ltd., 8.875%
                   senior subordinated notes, due 8/15/11+ ..          1,770,000

                                                                       5,660,000

Retail - Automobile - 0.5%
     2,000,000   AutoNation, Inc., 9.00%
                   senior notes, due 8/1/08+ ................          1,970,000

Retail - Discount - 0.9%
$    4,000,000   K-Mart Corp., 9.375%
                   notes, due 2/1/06 ........................     $    3,565,000

Retail - Propane Distribution - 0.5%
     2,000,000   AmeriGas Partners L.P., 8.875%
                   senior notes, due 5/20/11+ ...............          2,060,000

Retail - Restaurants - 0.5%
     2,000,000   Tricon Global Restaurant, Inc., 8.875%
                   senior notes, due 4/15/11 ................          2,120,000

Satellite Telecommunications - 1.0%
     4,000,000   Echostar DBS Corp., 9.375%
                   senior notes, due 2/1/09 .................          4,080,000

Schools - Day Care - 0.5%
     2,000,000   KinderCare Learning Centers, Inc., 9.50%
                   senior subordinated notes, due 2/15/09 ...          1,940,000

Semiconductor Equipment - 0.6%
                 Amkor Technologies:
     2,000,000     9.25%, senior notes, due 5/1/06 ..........          1,720,000
     1,000,000     10.50%, senior subordinated notes
                   due 5/1/09 ...............................            740,000

                                                                       2,460,000

Special Purpose Banks - 0.7%
     3,000,000   Terra Capital, Inc., 12.875%
                   company guaranteed notes, due 10/15/08+ ..          2,955,000

Telecommunication Equipment - 0.5%
     2,000,000   Fairchild Semiconductor, Inc., 10.50%
                   senior subordinated notes, due 2/1/09 ....          2,040,000

Telecommunication Services - 1.3%
     2,000,000   Alaska Communications Systems, Inc.
                   9.375%, company guaranteed notes
                   due 5/15/09 ..............................          1,780,000
     2,000,000   Dobson Communications Corp., 10.875%
                   senior notes, due 7/1/10 .................          2,145,000
     2,000,000   Time Warner Telecom, Inc., 10.125%
                   senior notes, due 2/1/11 .................          1,520,000

                                                                       5,445,000

Telephone - Integrated - 0.5%
     4,000,000   NTL, Inc., 10.00%
                   senior notes, due 2/15/07 ................          2,200,000

Television - 0.5%
     2,000,000   Sinclair Broadcast Group, Inc., 10.00%
                   senior subordinated notes, due 9/30/05 ...          2,020,000

Toys - 0.4%
     2,000,000   Hasbro, Inc., 6.15%
                   notes, due 7/15/08 .......................          1,810,000

Wire and Cable Products - 0.6%
     3,000,000   International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....          2,610,000

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  11

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Wireless Equipment - 1.8%
$    2,000,000   American Tower Corp., 9.375%
                   senior notes, due 2/1/09 .................     $    1,625,000
     2,000,000   Crown Castle International Corp., 9.50%
                   senior notes, due 8/1/11 .................          1,745,000
     3,000,000   Nextel Partners, Inc., 11.00%
                   senior notes, due 3/15/10 ................          2,235,000
     2,000,000   SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09 .................          1,600,000

                                                                       7,205,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $355,546,257) ...................        350,362,622
--------------------------------------------------------------------------------
Repurchase Agreement - 1.8%
     7,300,000   ABN AMRO Bank N.V., 2.63%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $7,300,533
                   collateralized by $8,190,530
                   in U.S. Government Agencies
                   0%-7.00%,  8/15/04-9/15/31
                   with a value of $7,446,010
                   (cost $7,300,000) ........................          7,300,000
--------------------------------------------------------------------------------
U.S. Treasury Bills - 20.6%
    85,000,000     2.16%, 2/21/02
                   (cost $84,428,800) .......................         84,473,000
--------------------------------------------------------------------------------
Total Investments (total cost $447,275,057) - 108.0% ........        442,135,622
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (8.0%)     (32,769,314)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  409,366,308
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            3.0%           $    13,106,250
United Kingdom                                    0.5%                 2,340,000
United States++                                  96.5%               426,689,372
--------------------------------------------------------------------------------
Total                                           100.0%           $   442,135,622

++Includes Short-Term Securities (75.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

12  Janus Income Funds  October 31, 2001

Janus Federal Tax-Exempt Fund

[PHOTO]
Sharon Pichler
portfolio manager

For the 12 months ended October 31, 2001, Janus Federal Tax-Exempt Fund delivered a total return, including reinvested dividends and distributions, of 8.80%, compared with the 10.45% total return of the Fund's benchmark, the Lehman Brothers Municipal Bond Index.(1)

The terrorist attacks of September 11 brought a new set of demands to investors nationwide and to the Fund. However, the challenge is how to earn attractive returns in what is likely to remain a volatile environment for the foreseeable future.

This challenge takes several forms. One is economic. Whether or not the U.S. economy is technically in a recession today, there is no doubt that the attacks on the World Trade Center and the Pentagon dealt a further setback to the already sluggish U.S. economy. With nine interest rate cuts by the Federal Reserve from January 1 through the end of October, the benchmark overnight rate is at a 40-year low, leaving little room for further reductions to spark significant increases in bond prices.

Another challenge involves risk. On the heels of the attacks, municipal issuers are likely to confront declining tax revenues at the same time they face new responsibilities and service demands. As a result, we are already beginning to see an upturn in municipal issuance accompanied by rising yields, reflecting both greater competition for financing and mounting credit-quality concerns.

In this environment, our emphasis on quality has served the Fund well. Rather than simply chasing yield, we have focused on highly rated, well-known names - bonds that hold their value despite deepening concerns about the economy. While we believe the overall quality of the portfolio is excellent, we have recently sold certain issues whose credit quality could suffer in a weakening economy. To date, these actions have not significantly reduced portfolio returns, but given current conditions, vigilance is vital, and we will continue to buy and hold only high-quality bonds. This, we feel, is the best way to deliver an attractive level of current income exempt from federal income taxes while protecting principal.

I want to emphasize that this is not a new approach. Our investment discipline has always avoided speculative predictions about changes in inflation, the economy or interest rates. Although these factors affect the prices and yields of all bonds, they are beyond any investor's control. Instead of trying to time rate changes or guess market directions, we strive to manage through the market's ups and downs, identifying bonds with current yields, prices, credit quality, call provisions and future prospects that offer a value advantage when compared with other bonds in the market.

History shows that this emphasis on quality - investing in bonds that seem exceptionally attractive and avoiding those that seem to carry unnecessary risks
- is rewarded in the long term. But it has near-term advantages as well. At this writing, we feel it's important for the Fund to be fully invested and reap the benefits of higher-yielding, longer-term bonds, as opposed to holding cash or shorter-term notes. Recognizing that this approach could work against us as rates rise, we believe our focus on highly rated, well-known names gives us maximum liquidity and the most flexibility to adjust the portfolio as conditions change.

It's hard, of course, to predict with any certainty how market conditions will develop. The lower interest rate/higher-spending policies pursued by the federal government should help the economy recover next year. But the possibilities of further shocks to the U.S. and world economies are real, and, if they arise, could lead to a deeper, more lasting slowdown.

In this environment, our focus on quality, combined with continuing alertness to changes in market conditions, should help us continue to provide attractive tax-free returns while limiting portfolio risk.

Thank you for your investment in Janus Federal Tax-Exempt Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Income Funds  October 31, 2001  13

Portfolio Asset Mix
(% of Net Assets)                            October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
General Obligation Bonds                                41.6%              34.0%
Revenue Bonds                                           58.4%              66.0%

Fund Profile
                                             October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            9.9 Yrs.          11.4 Yrs.
Average Modified Duration*                           7.6 Yrs.           6.4 Yrs.
30-Day Average Yield**
  With Reimbursement                                    4.15%              5.02%
  Without Reimbursement                                 3.38%              4.82%
Weighted Average Fixed Income
  Credit Rating                                            Aa                Aa3

 *A theoretical measure of price volatility.
**Yields will fluctuate.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($15,269) as compared to the Lehman Brothers Municipal Bond Index ($16,962).

Average Annual Total Return
for the periods ended October 31, 2001
One Year       Five Year      Since 5/3/93*
8.80%          5.21%          5.11%

Janus Federal Tax-Exempt Fund - $15,269

Lehman Brothers Municipal Bond Index - $16,962

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers Municipal Bond Index is an index containing more than 25,000 municipal bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

The Adviser has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Municipal Bonds - 97.8%
Arizona - 0.6%
$      900,000   Winslow Industrial Development Authority
                   Hospital Revenue, (Winslow Memorial
                   Hospital Project), 5.50%, due 6/1/22 .....     $      751,500

California - 1.6%
$    1,000,000   Educational Facilities Authority Revenue
                   (Stanford University), Series P
                   5.25%, due 12/1/13 .......................     $    1,127,500
                 Los Angeles Regional Airport Improvements
                   Corp., Lease Revenue, (American
                   Airlines - L.A. International Project):
       400,000     Series A, Variable Rate
                   3.85%, due 12/1/24 .......................            400,000
       570,000     Series F, Variable Rate
                   3.70%, due 12/1/24 .......................            570,000

                                                                       2,097,500

See Notes to Schedules of Investments.

14  Janus Income Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Colorado - 16.7%
$    2,035,000   Arapahoe County, (Cherry Creek School
                   District No. 005), 5.50%, due 12/15/09 ...     $    2,286,831
       755,000   Bachelor Gulch Metropolitan District
                   6.80%, due 12/1/06 .......................            794,637
       510,000   Black Hawk
                   5.70%, due 12/1/12 .......................            549,525
                 Black Hawk Device Tax Revenue:
        30,000     6.00%, due 12/1/03 .......................             30,225
        25,000     6.10%, due 12/1/07 .......................             25,844
        50,000     6.00%, due 12/1/09 .......................             51,313
       500,000     6.00%, due 12/1/11 .......................            528,125
       650,000     5.50%, due 12/1/12 .......................            597,187
     1,250,000     5.625%, due 12/1/21 ......................          1,092,187
     1,105,000   Boulder County Development Revenue
                   (University Corp. for Atmospheric
                   Sciences), (MBIA Insured)
                   4.75%, due 9/1/14 ........................          1,135,387
     1,000,000   Castle Rock Golf Enterprise Revenue
                   6.50%, due 12/1/16 .......................          1,033,750
     3,000,000   Colorado Water Reserve and Power
                   Development Authority, (Small Water
                   Reserve Revenue), (FGIC Insured)
                   Series A, 4.80%, due 11/1/20 .............          2,970,000
     1,500,000   Douglas County, (Douglas and Elbert County
                   School District No. RE 1), (MBIA Insured)
                   State Aid Withholding
                   5.25%, due 12/15/16 ......................          1,586,250
     1,220,000   Eaglebend Affordable Housing Corp.
                   Multifamily Revenue, (Housing Project)
                   Series B, 7.40%, due 7/1/21 ..............          1,223,050
     1,000,000   Erie Water Enterprise Revenue, Series B
                   6.00%, due 12/1/17 .......................          1,081,250
        20,000   Grand Lake Sales Tax Revenue
                   5.50%, due 10/15/08 ......................             19,325
                 Hyland Hills Metropolitan Parks and
                   Recreation District Special Revenue
                   Series A:
       850,000     5.00%, due 12/15/06 ......................            890,375
       500,000     6.75%, due 12/15/15 ......................            530,000
                 Regional Transportation District Sales Tax
                   Revenue, (FGIC Insured), Series A:
     1,150,000     5.00%, due 11/1/15 .......................          1,200,313
     1,000,000     5.00%, due 11/1/17 .......................          1,028,750
       675,000   San Miguel County Mountain Village
                   Metropolitan District, 8.10%, due 12/1/11             724,828
        10,000   South Suburban Parks and Recreation
                   District Golf Course and Ice Arena
                   Facilities, 5.30%, due 11/1/01 ...........             10,000
       100,000   Telluride Excise Tax Revenue
                   5.75%, due 12/1/12 .......................            107,500
     2,000,000   University of Colorado Enterprise Systems
                   Revenue, (Reformation and Improvement)
                   (AMBAC Insured), 5.00%, due 6/1/21 .......          2,017,500

                                                                      21,514,152

Florida - 0.8%
     1,000,000   State Board of Education Capital Outlay
                   (Public Education), Series A
                   5.875%, due 6/1/14 .......................          1,092,500

Georgia - 3.6%
$    1,800,000   Atlanta Airport Facilities Revenue
                   (AMBAC Insured), 6.00%, due 1/1/07 .......     $    1,995,750
     1,000,000   Fayette County Public Facilities Authority
                   Revenue, (Criminal Justice Center Project)
                   5.00%, due 6/1/19 ........................          1,013,750
     1,400,000   Georgia Municipal Electric Authority Power
                   Revenue, (MBIA Insured), Series Y
                   6.50%, due 1/1/17 ........................          1,697,500

                                                                       4,707,000

Illinois - 11.6%
                 Chicago Project, (MBIA Insured), Series A:
     1,300,000     5.25%, due 1/1/26 ........................          1,313,000
     1,000,000     5.00%, due 1/1/31 ........................            973,750
     1,000,000   Chicago Public Building Revenue, Series C
                   5.125%, due 2/1/04 .......................          1,051,250
     1,385,000   Coles and Cumberland County Community
                   Unit School District No. 002
                   (FGIC Insured), 5.35%, due 2/1/18 ........          1,436,938
                 Cook County:
     1,500,000     (MBIA Insured), Series B
                   5.375%, due 11/15/18 .....................          1,541,250
     1,000,000     (FGIC Insured), Series A
                   5.25%, due 11/15/29 ......................          1,008,750
                 Du Page County:
     2,050,000     (Downer's Grove Community High
                   School District No. 099), (FSA Insured)
                   5.50%, due 12/1/12 .......................          2,231,938
     1,000,000     (Stormwater Project), 6.55%, due 1/1/21 ..          1,027,010
       800,000   Health Facilities Authority Revenue
                   (Elmhurst Memorial Hospital)
                   Variable Rate, 2.20%, due 1/1/28 .........            800,000
     1,000,000   Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue
                   (McCormick Place Convention Center
                   Project), 7.00%, due 7/1/26 ..............          1,301,250
     2,000,000   Regional Transportation Authority
                   (FGIC Insured), 6.00%, due 6/1/23 ........          2,277,500

                                                                      14,962,636

Indiana - 2.3%
     2,000,000   Allen County, (Independence War Memorial)
                   (AMBAC Insured), Series A
                   5.00%, due 5/1/25 ........................          1,992,500
     1,000,000   Indianapolis Local Public Improvement
                   Bond Bank, Series C, 6.70%, due 1/1/17 ...          1,027,240

                                                                       3,019,740

Louisiana - 0.2%
       300,000   Monroe Special School District
                   (MBIA Insured), 7.00%, due 3/1/02 ........            304,698

Maryland - 2.0%
                 Maryland State and Local Facilities Loan:
     1,325,000     1st Series, 5.125%, due 8/1/06 ...........          1,445,906
     1,000,000     2nd Series, 5.25%, due 7/15/12 ...........          1,083,750

                                                                       2,529,656

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  15

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Michigan - 6.9%
$    2,000,000   Detroit City School District, Series B
                   4.75%, due 5/1/28 ........................     $    1,890,000
     2,000,000   Harper Creek Community School District
                   5.125%, due 5/1/31 .......................          2,000,000
     1,000,000   Laingsburg Community School District
                   (School Building and Site Bonds)
                   5.25%, due 5/1/31 ........................          1,012,500
                 Municipal Bond Authority Revenue
                   (Drinking Water Revolving Fund):
     1,155,000     5.00%, due 10/1/13 .......................          1,221,413
     1,185,000     5.00%, due 10/1/14 .......................          1,244,250
     1,500,000   State Comprehensive Transportation
                   (FSA Insured), Series A
                   5.00%, due 11/1/19 .......................          1,518,750

                                                                       8,886,913

Minnesota - 0.3%
       440,000   Maplewood Multifamily Revenue
                   (Hazel Ridge Project), Series B
                   7.50%, due 12/15/32 ......................            415,800

Mississippi - 0.6%
       740,000   Harrison County School District, (State Aid
                   Capital Improvement), (FSA Insured)
                   6.25%, due 8/1/02 ........................            762,755

Missouri - 4.2%
     3,000,000   St. Louis County Housing Authority
                   Multifamily Housing Revenue, (Oakmont
                   Hathaway and Brighton), (FNMA Insured)
                   4.55%, due 5/1/31 ........................          3,041,250
       200,000   State Health and Educational Facilities
                   Authority Revenue, (Kansas City Art
                   Institute), Variable Rate
                   2.25%, due 11/1/29 .......................            200,000
     2,000,000   State Highway and Transportation
                   Commission Road Revenue, Series A
                   5.00%, due 2/1/05 ........................          2,127,500

                                                                       5,368,750

Nebraska - 1.2%
     1,495,000   Public Power District Revenue
                   (MBIA Insured), Series A
                   5.25%, due 1/1/05 ........................          1,594,044

Nevada - 0.8%
     1,000,000   State Capital Improvements, Series B
                   5.125%, due 4/15/16 ......................          1,026,250

New Hampshire - 0.8%
     1,000,000   Health and Education Facilities Authority
                   Revenue, (University Systems)
                   (AMBAC Insured), 5.125%, due 7/1/33 ......            997,500

New Jersey - 1.8%
     1,000,000   New Jersey Transportation Corp. Certificates
                   (Federal Transportation Administration
                   Grants), Series B, 5.25%, due 9/15/04 ....          1,071,250
     1,000,000   New Jersey Turnpike Authority Revenue
                   (FSA Insured), Series C
                   6.50%, due 1/1/16 ........................          1,221,250

                                                                       2,292,500

New Mexico - 1.8%
$    2,000,000   University of New Mexico Revenue
                   Series A, 6.00%, due 6/1/21 ..............     $    2,312,500

New York - 3.4%
     1,850,000   New York City, Variable Rate
                   2.55%, due 8/1/20 ........................          1,850,000
     1,000,000   New York Dormitory Authority Revenue
                   (State University Educational Facilities)
                   Series A, 5.50%, due 5/15/19 .............          1,097,500
     1,345,000   St. Lawrence County Industrial Development
                   Civic Facilities Revenue, (St. Lawrence
                   University Project), (MBIA Insured)
                   Series A, 5.375%, due 7/1/18 .............          1,400,481

                                                                       4,347,981

North Carolina - 2.5%
     2,000,000   Mecklenburg County Public Improvement
                   Series A, 4.50%, due 4/1/06 ..............          2,115,000
     1,050,000   North Carolina Municipal Power Agency
                   (No. 1 Catawba Electricity Revenue)
                   (AMBAC-TCRS Insured)
                   5.75%, due 1/1/02 ........................          1,055,859

                                                                       3,170,859

North Dakota - 0.7%
     1,235,000   Grand Forks Senior Housing Revenue
                   (4,000 Valley Square Project)
                   6.375%, due 12/1/34 ......................            926,250

Ohio - 4.8%
     1,000,000   Cleveland Airport Systems Revenue
                   (FSA Insured), Series A
                   5.00%, due 1/1/31 ........................            987,500
     1,200,000   Medina Recreational Facilities
                   4.90%, due 12/1/21 .......................          1,183,500
     1,000,000   State Infrastructure Improvement, Series R
                   5.00%, due 8/1/14 ........................          1,045,000
     1,250,000   Toledo-Lucas County Port Authority
                   Revenue, (Cargill Income Project)
                   5.90%, due 12/1/15 .......................          1,295,312
     1,710,000   Westerville City School District
                   (MBIA Insured), 5.00%, due 12/1/21 .......          1,718,550

                                                                       6,229,862

Oklahoma - 1.4%
       500,000   McGee Creek Authority Water Revenue
                   (MBIA Insured), 6.00%, due 1/1/23 ........            576,875
     1,000,000   Tulsa Industrial Authority Revenue
                   (University of Tulsa), (MBIA Insured)
                   Series A, 6.00%, due 10/1/16 .............          1,170,000

                                                                       1,746,875

Pennsylvania - 3.7%
     2,000,000   Allegheny County Port Authority Special
                   Revenue, (FGIC Insured)
                   5.00%, due 3/1/25 ........................          2,000,000
     1,250,000   Bristol Township School District, Series A
                   6.625%, due 2/15/12 ......................          1,290,988
     1,455,000   State Turnpike Community Revenue
                   Series R, 5.00%, due 12/1/30 .............          1,449,544

                                                                       4,740,532

See Notes to Schedules of Investments.

16  Janus Income Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Rhode Island - 0.8%
$    1,000,000   State Health and Educational Building Corp.
                   Revenue, Higher Education Facility
                   (Bryant College), (AMBAC Insured)
                   5.00%, due 12/1/31 .......................     $      983,750

Texas - 14.5%
     1,000,000   Alief Independent School District
                   (PSF-GTD Insured), 0%, due 2/15/02 .......            993,600
                 Allen Independent School District
                   (PSF-GTD Insured):
     1,025,000     5.00%, due 2/15/24 .......................          1,010,906
     1,275,000     5.00%, due 2/15/25 .......................          1,254,281
     1,000,000   Collin County, (Road Project)
                   5.25%, due 2/15/08 .......................          1,087,500
     1,000,000   Harris County
                   5.125%, due 10/1/13 ......................          1,053,750
                 Houston Water and Sewer Systems Revenue:
     1,000,000     (FSA Insured), Series A
                   5.50%, due 12/1/16 .......................          1,070,000
     1,000,000     (Capital Appreciation Junior Lien)
                   (FSA Insured), Series A
                   0%, due 12/1/27 ..........................            248,750
     2,000,000   Houston Water Conveyance System Contract
                   Certificates of Participation, Series J
                   6.25%, due 12/15/15 ......................          2,362,500
       300,000   Lone Star Airport Improvement Authority
                   Series B-3, Variable Rate
                   3.75%, due 12/1/14 .......................            300,000
     1,610,000   Mansfield Independent School District
                   (PSF-GTD Insured), 6.00%, due 2/15/11 ....          1,853,513
     2,500,000   Northside Independent School District
                   (PSF-GTD Insured), 5.00%, due 2/15/23 ....          2,471,875
     1,000,000   Orange County Naval and Port District
                   Industrial Development Corp. Revenue
                   (North Star Steel Texas Project)
                   6.375%, due 2/1/17 .......................          1,068,750
     3,000,000   San Antonio Independent School District
                   5.00%, due 8/15/27 .......................          2,932,500
     1,000,000   San Antonio Water Revenue, (FGIC Insured)
                   5.00%, due 5/15/23 .......................            991,250

                                                                      18,699,175

Utah - 0.8%
     1,000,000   Salt Lake City Municipal Building Authority
                   Lease Revenue, (AMBAC Insured)
                   5.20%, due 10/15/20 ......................          1,018,750

Washington - 5.3%
     1,005,000   Central Puget Sound Regional Transportation
                   Authority, (Sales Tax and Motor)
                   (FGIC Insured), 4.75%, due 2/1/28 ........            942,188
                 Clark County:
     1,885,000     5.125%, due 12/1/24 ......................          1,892,069
     1,000,000     5.125%, due 12/1/26 ......................          1,003,750
     2,000,000   Seattle
                   5.00%, due 8/1/25 ........................          1,987,500
     1,000,000   Washington, (FSA Insured), Series R
                   5.25%, due 9/1/04 ........................          1,070,000

                                                                       6,895,507

Wisconsin - 1.3%
$    1,515,000   Southeast Wisconsin Professional Baseball
                   Park District Sales Tax Revenue
                   (MBIA Insured), Series B
                   5.50%, due 12/15/09 ......................     $    1,677,862

Wyoming - 0.8%
     1,000,000   Sweetwater County Pollution Control
                   Revenue, (Idaho Power Co.), Series A
                   6.05%, due 7/15/26 .......................          1,046,250
--------------------------------------------------------------------------------
Total Investments (total cost $123,322,677) - 97.8% .........        126,120,047
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.2%          2,830,649
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  128,950,696
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Investors Assurance Corp.
PSF-GTD - Public School Fund Guaranteed
TCRS - Transferable Custodial Receipts

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  17

Janus Short-Term Bond Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the 12 months ended October 31, 2001, Janus Short-Term Bond Fund returned 9.50%, while its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 11.36%.(1)

The short-term bond market thrived during the period, sparked in large part by the Federal Reserve, which cut its key lending rate nine times after January 1. As concerns over a slowing economy expanded, prompted by shrinking corporate profits, a manufacturing slowdown and growing unemployment figures, the central bank repeatedly pared back the cost of borrowing with the hope that a recovery would follow. Instead, the September 11 tragedy dealt the economy, and the world, a powerful blow and perhaps a recessionary period - traditionally defined as two straight quarters of economic contraction - as well.

The Fed's persistence in cutting rates, including two half-point reductions following the terrorist attacks, was intended to spark consumer and corporate spending. Instead, the moves ignited a frenzy in short-term markets as yields dropped from already historic lows. Expectations for yet another cut continued through the closing days of October, resulting in steady downward pressure on yields and a concurrent upward push on prices.

Earlier in the year, we focused on shoring up the Fund by reducing its average maturity and risk level. The primary element to the strategy was building a sizeable position in sixth-month Treasury bills. Intended as a move to safety, we additionally benefited as interest rates fell and short-term prices surged.

Away from government issues, we focused on blue chip companies that generate steady free cash flow during volatile times, including those in the retail and food sectors. Of course, every investment carries an element of risk, but we believe companies such as Wal-Mart and Home Depot currently have little chance of seeing their debt fail. So we kept those types of names but sold off any company that we believed to have had even a remote possibility of bankruptcy.

Specifically, discounter Wal-Mart is the world's leading retailer, is the nation's largest toy seller and is grabbing market share in the food retail business. Through its Wal-Mart and Sam's Clubs outlets, the company sells basic consumer necessities. Given that, its revenues are somewhat insulated from economic downturns, as evidenced by continued net sales growth during the third-quarter spending slump. The nation's top hardware outlet, Home Depot, tends to benefit from a strong housing market, which has been bolstered by low mortgage rates. Plus, the company has little debt to service.

Our move into the food industry included new positions in Tyson Foods and PepsiCo. Already the world's largest poultry processor, Tyson acquired IBP, a large beef and pork processor. PepsiCo is well known for its soft drink battles with Coca-Cola, but its Frito-Lay division sets the bar in the salty snack market, and its purchase of Quaker Foods, owner of Gatorade, places it atop the sport drink universe. Both of these companies thrive on effective, well-run operations and carry low-risk debt as a result.

While our aim is maintaining a high-quality fund, we've found that an effective way to enhance its returns is to purchase the high-yield credits of companies being acquired. Two examples are Price Communications, a wireless service provider being purchased by Verizon Wireless and Avis Group Holdings, the car-rental operation acquired by Cendant earlier this year. In both instances, we're confident the new management will ultimately retire the debt issues, but until that happens, we're content to clip the credits' 11-percent coupons.

We counted some disappointments during the year, including two airline issues, Delta Air Lines and UAL Corp., the parent of United Air Lines, both of which suffered after September 11. In addition to an industrywide work stoppage following the attacks, we grew concerned that the carriers involved, including United, could be held liable for the devastation on the ground. Congress extended some financial relief, but it's impossible to know if that will cover all of the losses. There were too many unknowns, so we moved on.

Looking ahead, one of our goals remains maintaining a fund that offers investors a safe haven during uncertain economic times. By zeroing in on high-quality debt, we believe we can insulate the Fund, and our shareholders, from the market's volatility while generating steady returns.

Thank you for your continued investment in Janus Short-Term Bond Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

18  Janus Income Funds  October 31, 2001

Portfolio Asset Mix
(% of Net Assets)                            October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade                                      47.3%              84.8%
  High-Yield/High-Risk                                   3.0%               0.7%
U.S. Government Obligations                             29.4%               8.6%
Cash and Cash Equivalents                               20.3%               5.9%

Fund Profile
                                             October 31, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            2.4 Yrs.           1.3 Yrs.
Average Modified Duration*                           2.2 Yrs.           1.2 Yrs.
30-Day Average Yield**
  With Reimbursement                                    3.34%              6.45%
  Without Reimbursement                                 3.03%              6.07%
Weighted Average Fixed Income
  Credit Rating                                             A                  A

 *A theoretical measure of price volatility.
**Yields will fluctuate.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Credit Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($16,616) as compared to the Lehman Brothers 1-3 Year Government/Credit Index ($17,369).

Average Annual Total Return
for the periods ended October 31, 2001
One Year       Five Year      Since 9/1/92*
9.50%          6.61%          5.69%

Janus Short-Term Bond Fund - $16,616

Lehman Brothers 1-3 Year Government/Credit Index - $17,369

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers One-Three Year Government/Credit Index is an index containing more than 700 issues in the short-term bond market; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Notes - 50.3%
Automotive - Cars and Light Trucks - 0.6%
$    3,170,000   DaimlerChrysler N.A. Holdings Corp., 7.25%
                   company guaranteed notes, due 1/18/06 ....     $    3,276,987

Beverages - Non-Alcoholic - 2.0%
    10,000,000   PepsiCo, Inc., 4.50%
                   notes, due 9/15/04 .......................         10,250,000

Broadcast Services and Programming - 1.9%
    10,000,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................         10,037,500

Cable Television - 1.4%
$    1,000,000   Adelphia Communications Corp., 9.25%
                   senior notes, due 10/1/02 ................     $      995,000
     1,850,000   Comcast Cable Communications, Inc., 10.50%
                   senior subordinated notes, due 6/15/06 ...          2,194,563
     2,825,000   Cox Communications, Inc., 6.15%
                   notes, due 8/1/03 ........................          2,920,344
     1,000,000   FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..          1,025,000

                                                                       7,134,907

Casino Hotels - 0.3%
     1,500,000   Mandalay Resort Group, Inc., 6.75%
                   senior subordinated notes, due 7/15/03 ...          1,410,000

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  19

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Cellular Telecommunications - 0.5%
$    1,500,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...     $    1,612,500
     1,000,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          1,140,000

                                                                       2,752,500

Chemicals - Diversified - 0.5%
     2,675,000   E.I. du Pont de Nemours and Co., 6.50%
                   notes, due 9/1/02 ........................          2,768,625

Commercial Services - 0.5%
     2,750,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................          2,801,562

Computers - 0.5%
     2,500,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          2,450,000

Diversified Financial Services - 4.4%
                 General Electric Capital Corp.:
     8,000,000     5.375%, notes, due 1/15/03 ...............          8,250,000
     3,400,000     7.25%, notes, due 5/3/04 .................          3,714,500
     8,000,000   John Deere Capital Corp., 5.125%
                   notes, due 10/19/06 ......................          8,050,000
     2,700,000   Wells Fargo Financial, Inc., 5.45%
                   notes, due 5/3/04 ........................          2,818,125

                                                                      22,832,625

Electric - Generation - 0.2%
     1,000,000   AES Corp., 8.75%
                   senior notes, due 12/15/02 ...............          1,015,000

Electric - Integrated - 1.6%
     8,000,000   Dominion Resources, Inc., 6.00%
                   notes, due 1/31/03 .......................          8,240,000

Finance - Auto Loans - 5.2%
    11,000,000   Ford Motor Credit Co., 6.50%
                   notes, due 1/25/07 .......................         10,972,500
                 General Motors Acceptance Corp.:
     6,000,000     5.80%, notes, due 3/12/03 ................          6,120,000
    10,000,000     3.75%, notes, due 10/15/03 ...............          9,987,500

                                                                      27,080,000

Finance - Commercial - 0.5%
     2,500,000   IBM Credit Corp., 7.00%
                   notes, due 1/28/02 .......................          2,525,000

Finance - Credit Card - 3.6%
     9,000,000   American Express Co., 5.50%
                   notes, due 9/12/06 .......................          9,236,250
     1,700,000   American Express Credit Corp., 6.125%
                   senior notes, due 11/15/01 ...............          1,702,125
     8,000,000   Capital One Bank, 6.50%
                   notes, due 7/30/04 .......................          8,160,000

                                                                      19,098,375

Finance - Investment Bankers/Brokers - 1.7%
                 Merrill Lynch & Company, Inc.:
     2,750,000     5.70%, notes, due 2/6/04 .................          2,884,063
     6,000,000     5.35%, notes, due 6/15/04 ................          6,255,000

                                                                       9,139,063

Food - Canned - 1.3%
$    7,000,000   Campbell Soup Co., 2.85%
                   notes, due 10/18/03 ......................     $    7,000,000

Food - Diversified - 2.1%
     5,000,000   Kellogg Co., 5.50%
                   notes, due 4/1/03 ........................          5,137,500
     6,000,000   Kraft Foods, Inc., 4.625%
                   notes, due 11/1/06 .......................          6,011,880

                                                                      11,149,380

Food - Flour and Grain - 0.6%
     3,125,000   Archer-Daniels-Midland Co., 6.25%
                   notes, due 5/15/03 .......................          3,281,250

Food - Retail - 2.9%
                 Fred Meyer, Inc.:
     1,500,000     7.15%, company guaranteed notes
                   due 3/1/03 ...............................          1,573,125
     1,400,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................          1,529,500
    12,000,000   Safeway, Inc., 3.625%
                   notes, due 11/5/03 .......................         12,030,000

                                                                      15,132,625

Funeral Services and Related Items - 0.2%
     1,000,000   Service Corp. International, Inc., 6.00%
                   notes, due 12/15/05 ......................            912,500

Medical - Drugs - 1.5%
     4,000,000   Bristol-Myers Squibb Co., 4.75%
                   notes, due 10/1/06 .......................          4,080,000
     3,700,000   Warner-Lambert Co., 5.75%
                   notes, due 1/15/03 .......................          3,801,750

                                                                       7,881,750

Medical - Hospitals - 1.3%
     7,000,000   Tenet Healthcare Corp., 5.375%
                   notes, due 11/15/06+ .....................          6,977,040

Medical - Wholesale Drug Distributors - 0.5%
     2,500,000   Bergen Brunswig Corp., 7.375%
                   senior notes, due 1/15/03 ................          2,556,250

Multimedia - 2.3%
     3,750,000   AOL Time Warner, Inc., 6.10%
                   pass-thru asset trust securities
                   due 12/30/01+ ............................          3,764,062
     8,000,000   Walt Disney Co., 5.125%
                   senior notes, due 12/15/03 ...............          8,230,000

                                                                      11,994,062

Physical Therapy and Rehabilitation Centers - 0.5%
     2,500,000   HEALTHSOUTH Corp., 3.25%
                   convertible notes, 4/1/03 ................          2,371,875

Pipelines - 0.6%
     3,200,000   Kinder Morgan, Inc., 6.45%
                   senior notes, due 3/1/03 .................          3,312,000

Poultry - 1.8%
     9,000,000   Tyson Foods, Inc., 6.625%
                   notes, due 10/1/04+ ......................          9,303,750

See Notes to Schedules of Investments.

20  Janus Income Funds October 31, 2001

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Rental Auto/Equipment - 0.6%
$    1,500,000   Avis Group Holdings, Inc., 11.00%
                   company guaranteed notes, due 5/1/09 .....     $    1,605,000
     1,400,000   Hertz Corp., 6.70%
                   senior notes, due 6/15/02 ................          1,424,500

                                                                       3,029,500

Retail - Building Products - 0.4%
     2,000,000   Home Depot, Inc., 5.375%
                   senior notes, due 4/1/06 .................          2,077,500

Retail - Discount - 2.3%
    12,000,000   Wal-Mart Stores, Inc., 3.25%
                   notes, due 9/29/03 .......................         12,075,000

Retail - Restaurants - 0.3%
     1,400,000   McDonald's Corp., 6.00%
                   notes, due 6/23/02(OMEGA) ................          1,431,500

Super-Regional Banks - 2.1%
    11,000,000   PNC Funding Corp., 2.655%
                   bank guaranteed notes, due 10/29/04 ......         11,000,000

Telecommunication Services - 2.1%
     7,000,000   Qwest Capital Funding, Inc., 5.875%
                   notes, due 8/3/04+ .......................          7,140,000
     2,550,000   Qwest Corp., 6.375%
                   notes, due 10/15/02 ......................          2,620,125
     1,000,000   Tritel PCS, Inc., 10.375%
                   company guaranteed notes, due 1/15/11 ....          1,147,500

                                                                      10,907,625

Telephone - Integrated - 1.5%
     2,900,000   BellSouth Corp., 5.00%
                   notes, due 10/15/06 ......................          2,936,250
     5,000,000   Sprint Capital Corp., 6.00%
                   notes, due 1/15/07 .......................          4,984,050

                                                                       7,920,300
--------------------------------------------------------------------------------
Total Corporate Notes (cost $258,586,072) ...................        263,126,051
--------------------------------------------------------------------------------
U.S. Government Obligations - 29.4%
U.S. Treasury Notes - 29.4%
    75,000,000     2.75%, due 9/30/03 .......................         75,486,000
    75,000,000     4.625%, due 5/15/06 ......................         78,468,750
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $152,567,203) .......        153,954,750
--------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
$   22,800,000   ABN AMRO Bank N.V., 2.63%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $22,801,666
                   collateralized by $25,581,383
                   in U.S. Government Agencies
                   0%-7.00%,  8/15/04-9/15/31
                   with a value of $23,256,031
                   (cost $22,800,000) .......................     $   22,800,000
--------------------------------------------------------------------------------
U.S. Treasury Bills - 19.0%
    50,000,000     2.40%-2.65%, due 2/21/02** ...............         49,672,500
    50,000,000     2.14%, due 2/28/02 .......................         49,690,000
--------------------------------------------------------------------------------
Total U.S. Treasury Bills (cost $99,241,861) ................         99,362,500
--------------------------------------------------------------------------------
Total Investments (total cost $533,195,136) - 103.0% ........        539,243,301
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.0%)     (15,643,471)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  523,599,830
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Financial Futures - Short
 430 Contracts   U.S. Treasury - 5-year Note
                   expires December 2001, principle
                   amount $45,750,703, value $47,239,531
                   cumulative depreciation ..................     $  (1,488,828)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  21

Janus Money Market Funds

[PHOTO]
Sharon Pichler
portfolio manager

Janus Money Market Fund

Janus Tax-Exempt
Money Market Fund

[PHOTO]
J. Eric Thorderson
portfolio manager

Janus Government
Money Market Fund

For the 12 months ended October 31, 2001, Janus Money Market Fund - Investor Shares ranked 75th out of 366 funds in the U.S. Money Market Funds category tracked by Lipper, Inc., a leading mutual fund rating company.(1) For the same period, Janus Government Money Market Fund - Investor Shares ranked 30th out of 125 similar funds in its Lipper universe,(2) while Janus Tax-Exempt Money Market Fund - Investor Shares ranked 20th of 129 funds in its Lipper category.(3)

The investment environment has changed drastically since we wrote to you in April. Along with the rest of the world, we watched in horror as the events of September 11 unfolded. Since that time, we have worked diligently to understand the impact those events will have on the economy and the investment markets and to ensure that our Funds are well-positioned to deliver value to shareholders in what is likely to remain an uncertain and challenging environment for some time to come.

Amid all the uncertainty, however, two points are clear. First, the terrorist attacks greatly accelerated the economic slowdown that was already under way, pushing the nation toward, if not into, its first recession in more than a decade. Second, on the heels of nine interest rate cuts by the Federal Reserve since January 1, overnight rates are at their lowest level in 40 years and may move lower still in the near term as the Fed works to stimulate the economy.

In this environment, our emphases on liquidity and portfolio balance have served the Funds well. Rather than making major interest rate bets, we have generally maintained about one-third of the portfolio in overnight securities, one-third in instruments maturing in seven days or less, and a third in certificates of deposit and commercial paper maturing in less than one year. As a result, we have been able to deliver relatively attractive yields, even as short-term rates declined, while maintaining the investment flexibility to capture higher yields should interest rates begin to rise.

At the same time, we are keeping a close eye on credit quality. While we are confident in our holdings overall, in recent weeks we have reduced our exposure to a few issues where we believed that cash flows, profit margins and credit quality could deteriorate rapidly in the weakening economy. To date, such actions have been rare and have not significantly affected portfolio yields. Given current conditions, however, we feel that vigilance is essential, and we will continue to seek out and invest only in those instruments that carry the highest credit ratings.

This approach, we believe, is appropriate in light of the deeply uncertain investment outlook. All things being equal, the stimulative monetary and fiscal policies the federal government has been pursuing over the past several months, through a combination of lower interest rates and higher government spending, should help drive an economic recovery in 2002. All things, however, are not equal, as rising unemployment, falling consumer and business confidence, continued weakness in capital spending and manufacturing, and the possibility of further shocks to the U.S. and world economies may produce a more sustained slowdown.

Regardless of what the markets have in store, we believe our focus on liquidity, balance and vigilance will allow us to capitalize on attractive investment opportunities as they arise and deliver attractive returns without assuming undue risk.

Thank you for your continued investment in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. Money Market fund as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2001, Janus Money Market Fund - Investor Shares ranked 63/301 for the 3-year period and 50/251 of U.S. Money Market funds for the 5-year period.

(2) Lipper, Inc. defines a U.S. Government Money Market fund as one that invests in "high-quality financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2001, Janus Government Money Market Fund - Investor Shares ranked 30/112 for the 3-year period and 28/97 of U.S. Government Money Market funds for the 5-year period.

(3) Lipper, Inc. defines a Tax-Exempt Money Market fund as one that invests in "high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 2001, Janus Tax-Exempt Money Market Fund - Investor Shares ranked 21/115 for the 3-year period and 17/108 of Tax-Exempt Money Market funds for the 5-year period.

Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

22  Janus Income Funds  October 31, 2001

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Certificates of Deposit - 9.9%
$   50,000,000   Abbey National Treasury Services
                   2.465%, 10/29/02 .........................     $   50,000,000
    50,000,000   Barclays Bank PLC
                   4.36%, 4/22/02 ...........................         50,020,603
    25,000,000   Bayerische Hypo Und Vereinsbank
                   A.G., New York, 4.18%, 5/15/02 ...........         25,000,000
                 Bayerische Landesbank Girozentrale:
   100,000,000     5.06%, 2/25/02 ...........................        100,026,558
    50,000,000     3.65%, 9/16/02 ...........................         49,991,482
                 Canadian Imperial Bank of Commerce
                   New York:
    50,000,000     5.04%, 2/25/02 ...........................         49,998,468
    50,000,000     5.01%, 2/26/02 ...........................         50,020,904
    50,000,000     4.17%, 5/15/02 ...........................         50,001,299
    25,000,000   CIC Funding, New York
                   4.995%, 2/27/02 ..........................         24,999,610
                 Comerica Bank:
    50,000,000     5.115%, 2/15/02 ..........................         49,999,300
    50,000,000     4.845%, 3/6/02 ...........................         49,999,173
                 Commerzbank A.G., New York:
    50,000,000     5.04%, 2/26/02 ...........................         50,017,024
    50,000,000     4.99%, 2/27/02 ...........................         49,998,440
    50,000,000     4.32%, 4/23/02 ...........................         49,997,698
    50,000,000     3.64%, 9/13/02 ...........................         49,993,669
    67,000,000   Dresdner Bank A.G.
                   5.23%, 12/17/01 ..........................         67,011,960
                 LaSalle Bank N.A.:
    25,000,000     5.025%, 2/1/02 ...........................         25,000,000
    50,000,000     5.05%, 2/21/02 ...........................         49,997,041
    50,000,000     4.98%, 2/25/02 ...........................         49,996,934
                 Merita Bank PLC, New York:
    25,000,000     5.05%, 2/25/02 ...........................         24,998,468
    50,000,000     4.28%, 4/23/02 ...........................         49,997,697
                 Natexis Banque, New York:
    50,000,000     3.44%, 11/1/01 ...........................         50,000,000
    20,000,000     5.08%, 2/6/02 ............................         20,000,000
    50,000,000     4.34%, 4/23/02 ...........................         49,997,699
                 National City Bank:
    25,000,000     5.67%, 1/7/02 ............................         24,999,560
    25,000,000     5.125%, 2/15/02 ..........................         25,000,350
    50,000,000   Rabobank Nederland N.V., New York
                   3.72%, 8/6/02 ............................         49,996,280
    25,000,000   Regions Bank
                   5.18%, 2/7/02 ............................         25,000,000
    50,000,000   Royal Bank of Canada, New York
                   5.05%, 2/25/02 ...........................         49,997,702
                 Standard Chartered Bank, New York:
    25,000,000     5.08%, 2/6/02 ............................         24,999,359
    25,000,000     4.57%, 3/25/02 ...........................         25,000,000
                 Svenska Handelsbanken A.B., New York:
    25,000,000     5.02%, 2/4/02 ............................         25,000,000
    86,300,000     5.11%, 2/11/02 ...........................         86,328,265
    20,000,000   UBS A.G., Stamford
                   5.22%, 2/20/02 ...........................         20,020,062
                 Westdeutsche Landesbank Girozentrale:
    35,000,000     4.75%, 4/22/02 ...........................         35,072,090
    50,000,000     4.26%, 4/23/02 ...........................         49,997,697
   100,000,000     2.43%, 10/30/02 ..........................        100,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $1,678,475,392) .........      1,678,475,392
--------------------------------------------------------------------------------
Commercial Paper - 34.9%
                 Ariesone Metafolio Corp.:
$  125,700,000     2.55%-2.58%, 11/5/01+ ....................     $  125,664,133
   104,358,000     2.52%, 11/13/01+ .........................        104,270,339
                 AT&T Corp.:
   150,000,000     2.90%-2.95%, 11/1/01 .....................        150,000,000
   150,000,000     2.85%-3.15%, 11/2/01 .....................        149,987,569
    50,000,000     2.92%, 11/7/01 ...........................         49,975,667
    50,000,000     2.92%, 11/8/01 ...........................         49,971,611
                 Banco Rio de la Plata S.A.:
    37,500,000     3.45%, 5/21/02 ...........................         36,777,656
    67,500,000     3.45%, 5/24/02 ...........................         66,180,375
                 Bavaria Trust Corp.:
   208,455,000     2.53%-2.535%, 11/9/01+ ...................        208,337,653
   300,000,000     2.46%, 11/13/01+ .........................        299,754,000
                 Check Point Charlie, Inc.:
    45,420,000     3.61%, 11/1/01 ...........................         45,420,000
    39,220,000     3.56%, 11/13/01+ .........................         39,173,459
    68,000,000     3.56%, 11/16/01+ .........................         67,899,133
    50,000,000     2.47%, 11/19/01+ .........................         49,938,250
    70,200,000     2.42%-3.55%, 11/20/01+ ...................         70,098,292
    74,720,000     2.415%, 11/26/01+ ........................         74,594,688
    49,120,000     2.42%, 11/27/01+ .........................         49,034,149
    66,000,000     3.66%, 12/11/01+ .........................         65,731,600
    50,000,000     2.95%, 12/12/01+ .........................         49,832,014
    25,120,000     2.48%, 12/13/01+ .........................         25,047,319
    73,300,000     2.41%, 1/8/02+ ...........................         72,966,322
    67,270,000     2.42%, 1/10/02+ ..........................         66,953,457
   108,000,000     2.39%, 1/16/02+ ..........................        107,455,080
                 CSN Overseas:
    63,253,000     2.34%, 4/15/02 ...........................         62,574,612
    63,253,000     2.34%, 4/16/02 ...........................         62,570,500
    20,000,000     2.16%, 4/19/02 ...........................         19,797,200
                 Dorada Finance, Inc.:
    20,000,000     2.75%, 10/21/02+ .........................         20,000,000
    35,000,000     2.75%, 10/25/02+ .........................         35,000,000
    25,000,000     2.38%, 1/22/02+ ..........................         24,864,472
    58,453,000   Eiffel Funding L.L.C.
                   2.42%, 1/9/02+ ...........................         58,181,876
    20,000,000   Formosa Plastic Corp. U.S.A.
                   2.93%, 11/15/01 ..........................         19,977,211
    39,600,000   General Motors Acceptance Corp.
                   4.07%, 1/4/02 ............................         39,313,472
                 Homeside Lending, Inc.:
    25,000,000     2.75%, 11/6/01 ...........................         24,990,451
    50,000,000     2.70%, 11/8/01 ...........................         49,973,750
    75,000,000     2.70%, 11/13/01 ..........................         74,932,500
    50,000,000     2.70%, 11/14/01 ..........................         49,951,250
    50,000,000     2.70%, 11/15/01 ..........................         49,947,500
    50,000,000     2.65%, 11/16/01 ..........................         49,944,792
    71,500,000     2.73625%, 4/9/02 .........................         71,580,624
    50,000,000   Hylsa S.A. de C.V.
                   2.50%, 11/19/01 ..........................         49,937,500
                 Jefferson-Pilot Corp.:
    25,000,000     4.11%, 11/15/01+ .........................         24,960,042
    50,000,000     4.41%, 1/4/02+ ...........................         49,608,000
    50,000,000     4.10%, 1/18/02+ ..........................         49,555,833
    50,000,000     3.77%, 3/25/02+ ..........................         49,246,000
    20,500,000   Medical Building Funding Corp.
                   2.52%, 11/27/01 ..........................         20,462,690
    35,678,000   National Rural Utilities Cooperative
                   Finance Corp., 2.47%, 11/19/01 ...........         35,633,938

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  23

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Commercial  Paper - (continued)
$   68,250,000   NSTAR, Inc.
                   2.485%, 11/16/01+ ........................     $   68,179,333
   108,000,000   Philadelphia Authority for Industrial
                   Development, Lease Revenue Notes
                   Series A, 2.68%, 11/1/01 .................        108,000,000
    30,000,000   Primer Banco del Istmo
                   2.33%, 4/10/02 ...........................         29,689,333
                 Qwest Corp.:
    50,000,000     2.65%, 11/6/01 ...........................         49,981,597
    70,000,000     2.60%, 11/8/01 ...........................         69,964,611
    50,000,000     2.60%, 11/9/01 ...........................         49,971,111
    55,000,000     2.60%, 11/14/01 ..........................         54,948,361
   110,000,000     2.60%-3.00%, 11/15/01 ....................        109,879,444
    50,000,000     2.63%, 11/16/01 ..........................         49,945,208
    85,000,000     2.60%, 11/26/01 ..........................         84,846,528
    77,000,000     2.60%, 12/5/01 ...........................         76,810,922
    77,000,000     2.60%, 12/6/01 ...........................         76,805,361
    49,718,000     2.60%, 12/7/01 ...........................         49,588,733
                 Sempra Energy Global Enterprises, Inc.:
    25,000,000     2.60%, 11/7/01+ ..........................         24,989,167
    50,000,000     2.55%, 11/8/01+ ..........................         49,975,208
    50,000,000     2.54%, 11/9/01+ ..........................         49,971,778
    25,000,000     2.60%, 11/20/01+ .........................         24,965,694
    25,000,000     2.55%, 1/18/02+ ..........................         24,861,875
                 Sigma Finance, Inc.:
    20,000,000     2.39%, 1/7/02+ ...........................         19,911,039
    50,000,000     3.64%, 1/9/02+ ...........................         49,651,167
    50,000,000     3.57%, 1/23/02+ ..........................         49,588,458
    25,000,000     2.36%, 2/11/02+ ..........................         24,832,833
    50,000,000     5.25%, 2/25/02+ ..........................         50,000,000
    27,720,000     3.85%, 3/22/02+ ..........................         27,302,006
    35,341,000     3.60%, 3/28/02+ ..........................         34,821,487
    50,000,000     3.58%, 4/23/02+ ..........................         49,139,806
    25,000,000     4.35%, 5/1/02+ ...........................         24,998,760
    20,000,000     4.11%, 5/15/02+ ..........................         20,156,557
    25,000,000     4.18%, 7/31/02+ ..........................         25,000,000
    50,000,000     3.815%, 8/9/02+ ..........................         50,000,000
                 Textron, Inc.:
   125,000,000     2.62%-2.65%, 11/1/01 .....................        125,000,000
    40,000,000     2.72%, 11/2/01 ...........................         39,996,978
    40,000,000     2.57%, 11/9/01 ...........................         39,977,156
                 Triple A One Funding Corp.:
   108,831,000     2.64%, 11/2/01+ ..........................        108,823,019
    49,722,000     2.54%, 11/9/01+ ..........................         49,693,935
    50,000,000   UBS Financial Corp.
                   3.59%, 4/19/02 ...........................         49,157,347
                 Victory Receivables Corp.:
    71,429,000     2.67%, 11/13/01+ .........................         71,365,428
    50,117,000     2.52%, 11/14/01+ .........................         50,071,394
    25,448,000     2.49%, 11/19/01+ .........................         25,416,317
   178,910,000     2.45%-2.50%, 11/20/01+ ...................        178,676,389
    50,091,000     2.44%, 11/21/01+ .........................         50,023,099
    99,235,000     2.415%, 11/26/01+ ........................         99,068,575
    62,590,000     2.45%, 1/8/02+ ...........................         62,300,347
    50,000,000     2.40%, 1/17/02+ ..........................         49,743,333
    35,085,000   VVR Funding L.L.C.
                   2.58%, 11/6/01+ ..........................         35,072,428

Commercial Paper - (continued)
                 ZCM Matched Funding Corp.:
$   65,000,000     2.58%, 11/7/01+ ..........................     $   64,972,050
    50,000,000     2.49%, 11/16/01+,ss ......................         49,948,125
    25,000,000     2.43%, 12/6/01+,ss .......................         24,940,938
    50,000,000     2.42%, 12/10/01+,ss ......................         49,868,917
   105,000,000     2.41%-2.42%, 12/14/01+,ss ................        104,697,149
   100,000,000     2.39%, 1/9/02+,ss ........................         99,541,917
--------------------------------------------------------------------------------
Total Commercial Paper (cost $5,925,198,197) ................      5,925,198,197
--------------------------------------------------------------------------------
Floating Rate Notes - 13.6%
                 American Honda Finance Corp.:
    50,000,000     2.52125%, 4/19/02+ .......................         50,000,000
    50,000,000     2.545%, 5/13/02+ .........................         50,000,000
    75,000,000     2.44625%, 6/24/02+ .......................         75,000,000
    50,000,000     2.6575%, 9/4/02+ .........................         50,000,000
    75,000,000   Associates Corporation N.A.
                   2.64%, 6/26/02 ...........................         75,000,000
    50,000,000   Bank One Corp.
                   2.7325%, 5/7/02 ..........................         50,038,118
                 CIT Group, Inc.:
    50,000,000     3.75%, 11/2/01 ...........................         50,000,000
    50,000,000     2.70%, 1/18/02 ...........................         50,000,000
    70,000,000   Computer Sciences Corp.
                   2.57625%, 12/27/01+,ss ...................         70,002,000
                 Credit Suisse First Boston, Inc.:
   100,000,000     2.73%, 5/15/02+,ss .......................        100,000,000
   100,000,000     2.765%, 9/9/02 ...........................        100,000,000
    50,000,000   Donaldson, Lufkin & Jenrette, Inc.
                   2.87125%, 12/10/01 .......................         50,017,197
   500,000,000   EMC Mortgage Corp.
                   2.825%, 11/8/01 ..........................        500,000,000
    50,000,000   First Union Corp.
                   2.6725%, 11/9/01 .........................         50,001,058
                 First Union National Bank:
    50,000,000     2.4925%, 12/20/01 ........................         50,000,000
    50,000,000     2.605%, 3/15/02 ..........................         50,007,150
    35,000,000   FleetBoston Financial Corp.
                   2.79875%, 5/1/02 .........................         35,024,041
   100,000,000   Ford Motor Credit Co.
                   3.22%, 7/8/02 ............................        100,000,000
                 General Motors Acceptance Corp.:
    34,500,000     3.67%, 12/10/01 ..........................         34,499,578
    25,000,000     3.35%, 12/17/01 ..........................         25,001,050
    50,000,000     2.585%, 1/15/02 ..........................         50,000,000
    40,000,000     3.68875%, 2/14/02 ........................         40,009,054
    79,954,286   GMACCM Mortgage Trust III Series 2000
                   - Class A, (credit enhanced and liquidity
                   provided by Freddie Mac)
                   2.57%, 9/20/05+,ss .......................         79,954,286
     5,000,000   H.C. Equities L.P.
                   2.47%, 12/1/23 ...........................          5,000,000
    50,000,000   Household Finance Corp.
                   2.5993%, 2/16/06 .........................         50,000,000
    50,000,000   National Rural Utilities Cooperative Finance
                   Corp., 2.5675%, 4/17/02 ..................         50,000,000
   195,000,000   Philip Morris Companies, Inc.
                   3.7125%, 12/4/01+,ss .....................        195,024,194

See Notes to Schedules of Investments.

24  Janus Income Funds  October 31, 2001

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Floating Rate Notes - (continued)
                 Sigma Finance, Inc.:
$   50,000,000     2.3425%, 4/29/02+ ........................     $   50,000,000
    44,500,000     2.515%, 10/15/02+ ........................         44,497,990
    25,000,000     2.4625%, 10/22/02+ .......................         25,000,000
    94,000,000   Zurich Capital Markets, Inc.
                   2.53%, 7/26/10+,ss .......................         94,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $2,298,075,716) .............      2,298,075,716
--------------------------------------------------------------------------------
Loan Participations - 3.6%
    50,000,000   BMW U.S. Capital L.L.C.
                   4.19%, 6/7/16 ............................         49,982,082
   500,000,000   GMAC Residential Holding Corp.
                   2.8815%, 11/1/01 .........................        500,000,000
    57,000,000   Northwestern Memorial Hospital
                   2.68%, 11/9/01ss .........................         57,000,000
--------------------------------------------------------------------------------
Total Loan Participations (cost $606,982,082) ...............        606,982,082
--------------------------------------------------------------------------------
Master Notes - 10.9%
   800,000,000   JP Morgan, Inc. (seven day put)
                   2.705%, 11/7/01 ..........................        800,000,000
   650,000,000   Lehman Brothers, Inc. (same day put)
                   2.805%, 1/15/02 ..........................        650,000,000
   100,000,000   Lehman Brothers, Inc. (90 day put)
                   2.805%, 4/21/02+,ss ......................        100,000,000
   300,000,000   Morgan Stanley Dean Witter & Co.
                   (same day put) , 2.725%, 3/19/02 .........        300,000,000
--------------------------------------------------------------------------------
Total Master Notes (cost $1,850,000,000) ....................      1,850,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 20.5%
   300,000,000   ABN AMRO Bank N.V., 2.72%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $300,022,667
                   collateralized by $54,081,275
                   in Corporate Bonds, 0%-8.625%
                   8/23/02-6/20/31, Aaa
                   $352,655,595 in Asset Backed
                   Securities, 2.65%-8.11%
                   1/25/08-5/25/41, Aaa; with
                   respective values of $56,472,953
                   and $249,527,048 .........................        300,000,000
   500,000,000   Banc of America Securities L.L.C., 2.73%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $500,037,917
                   collateralized by $341,670,548
                   in Corporate Bonds, 2.95%-9.75%
                   A-BBB; 1/15/02-3/15/38; $977,552,000
                   in Collateralized Mortgage Obligations
                   0%-17.34%, 11/10/02-2/15/34, AAA-BBB
                   $74,126,000 in Asset Backed Securities
                   3.04%-9.50%, 2/17/03-8/10/34
                   A-BBB; with respective values of
                   $344,353,164, $102,258,527
                   and $74,860,921 ..........................        500,000,000
   100,000,000   Bear Stearns & Company, Inc., 2.70%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $100,007,500
                   collateralized by $747,797,594
                   in U.S. Government Agencies
                   4.50%-7.50%, 6/1/23-7/1/31
                   with a value of $102,000,112 .............        100,000,000

Repurchase Agreements - (continued)
$  150,000,000   Bear Stearns & Company, Inc., 2.705%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $150,011,271
                   collateralized by $796,712,044
                   in U.S. Government Agencies
                   6.00%-7.5%, 1/1/24-11/1/31
                   $55,832,996 in Collateralized
                   Mortgage Obligations
                   2.80375%-1000.00%
                   6/10/13-12/25/29, AAA; with
                   respective values of $99,225,636
                   and $53,774,637 ..........................     $  150,000,000
    37,900,000   Deutsche Banc Alex. Brown, Inc., 2.68%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $37,902,821
                   collateralized by $2,630,619
                   in U.S. Government Agencies
                   0%-5.50%, 5/2/06-11/15/23
                   $30,259,820 in U.S. Treasury Notes/
                   Bonds 5.25%-14.00%, 5/31/02-2/15/31
                   with respective values of $3,252,406
                   and $35,405,664 ..........................         37,900,000
   300,000,000   Deutsche Banc Alex. Brown, Inc., 2.69%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $300,022,417
                   collateralized by $7,500,000
                   in Corporate Bonds, 4.24625%, 7/10/12
                   Aaa; $1,577,716,984 in Collateralized
                   Mortgage Obligations, 0%-7.60%
                   8/11/03-12/25/40, Aaa;  $138,798,445
                   in Asset Backed Securities, 0%-7.299%
                   4/15/03-5/5/29, Aaa; with respective
                   values of $7,434,750, $172,251,444
                   and $126,313,806 .........................        300,000,000
   300,000,000   Deutsche Banc Alex. Brown, Inc., 2.73%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $300,022,750
                   collateralized by $7,500,000
                   in Corporate Bonds, 4.24625%, 7/10/12
                   Aaa; $1,577,716,984 in Collateralized
                   Mortgage Obligations, 0%-7.60%
                   8/11/03-12/25/40, Aaa;  $138,798,445
                   in Asset Backed Securities, 0%-7.299%
                   4/15/03-5/5/29, Aaa; with respective
                   values of $7,434,750, $172,251,444
                   and $126,313,806 .........................        300,000,000
   700,000,000   Goldman Sachs & Co., 2.67%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $700,051,917
                   collateralized by $12,532,000
                   in Corporate Bonds, 9.10%, 9/20/20
                   Aaa; $1,572,843,006 in Collateralized
                   Mortgage Obligations, 0%-7.739%
                   7/15/09-9/15/35, Aaa-A2; $194,471,000
                   in Asset Backed Securities, 2.839%-7.34%
                   1/25/03-12/26/09, Aaa-A1; with
                   respective values of $25,840,931
                   $547,320,334 and $142,205,127 ............        700,000,000

See Notes to Schedules of Investments.

                                        Janus Income Funds  Ocotber 31, 2001  25

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Repurchase Agreements - (continued)
$   50,000,000   J.P. Morgan Securities, Inc., 2.70%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $50,003,750
                   collateralized by $51,525,000
                   in Short-Term Corporate Notes
                   2.06%, 4/29/02, Aaa, with a
                   value of $51,004,751 .....................     $   50,000,000
   300,000,000   Merrill Lynch, Pierce, Fenner and Smith, Inc.
                   2.70%, dated 10/31/01, maturing 11/1/01
                   to be repurchased at $300,022,500
                   collateralized by $306,712,000
                   in Short-Term Corporate Notes
                   0%-2.55%, 11/1/01-4/30/02
                   with a value of $306,003,531 .............        300,000,000
   250,000,000   Merrill Lynch, Pierce, Fenner and Smith, Inc.
                   2.75%, dated 10/31/01, maturing 11/1/01
                   to be repurchased at $250,019,097
                   collateralized by $263,157,000
                   in Short-Term Corporate Notes
                   0%-3.71%, 11/1/01-4/19/02
                   with a value of $262,563,450 .............        250,000,000
   500,000,000   Morgan Stanley & Company, Inc., 2.675%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $500,037,153
                   collateralized by $1,018,293,289
                   in U.S Government Agencies,
                   0%-93.988%, 5/15/08-11/1/31
                   with a value of $512,085,233 .............        500,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,487,900,000) ...........      3,487,900,000
--------------------------------------------------------------------------------

Taxable Variable Rate Demand Notes - 4.1%
     9,105,000   Bannockburn Associates L.L.C.
                   2.56%, 4/1/27 ............................          9,105,000
    14,980,000   Breckenridge Terrace L.L.C.
                   2.4075%, 5/1/39 ..........................         14,980,000
    24,400,000   Brosis Finance L.L.C.
                   2.50%, 9/1/19 ............................         24,400,000
     4,500,000   Capel, Inc.
                   2.50%, 9/1/09 ............................          4,500,000
    21,755,000   Capital One Funding Corp.
                   2.55%, 12/2/19 ...........................         21,755,000
    20,000,000   Colorado Housing and Finance Authority
                   2.50%, 5/1/41 ............................         20,000,000
    24,015,000   Crozer-Keystone Health Systems
                   2.50%, 12/15/21 ..........................         24,015,000
                 Eagle County, Colorado Housing Facility
                   Revenue, (BC Housing L.L.C. Project)
                   Series A:
     9,100,000     2.4075%, 6/1/27 ..........................          9,100,000
     8,000,000     2.4575%, 5/1/39 ..........................          8,000,000
    15,000,000   Eufaula, Alabama Industrial Development
                   Board, (Chia Tai Project)
                   2.55%, 6/1/13 ............................         15,000,000
    40,000,000   Glen Raven Mills, North Carolina
                   2.50%, 5/1/14 ............................         40,000,000
    20,000,000   Grant Hospital L.L.C.
                   2.60%, 7/1/19 ............................         20,000,000
    40,000,000   Gulf States Paper Corp.
                   2.50%, 11/1/18 ...........................         40,000,000
    10,500,000   HHH Supply and Investment Co.
                   2.70%, 7/1/29 ............................         10,500,000
Taxable Variable Rate Demand Notes - (continued)
$   45,000,000   Idaho Power Corp.
                   3.71%, 9/1/02+,ss ........................     $   45,000,000
     9,000,000   Jasper, Morgan, Newton and Walton
                   Counties, Georgia Joint Development
                   Authority Revenue, (Industrial Park
                   Project), 2.50%, 12/1/20 .................          9,000,000
    14,450,000   Lenexa, Kansas Industrial Revenue
                   (Labone, Inc. Project), Series A
                   2.46%, 9/1/09 ............................         14,450,000
    59,000,000   Los Angeles, California Community
                   Redevelopment Agency, Series A
                   2.60%, 12/1/18 ...........................         59,000,000
    20,675,000   Louisiana Health Systems Corp. Revenue
                   Series B, 2.50%, 10/1/22 .................         20,675,000
    34,340,000   Montgomery, Alabama BMC Special Care
                   Facilities Financing Authority
                   (Baptist Medical Center), Series C
                   2.60%, 11/15/29 ..........................         34,340,000
    55,000,000   Morganite Industries, Inc.
                   2.50%, 7/1/18 ............................         55,000,000
     8,000,000   Patrick Schaumburg Automobiles, Inc.
                   2.45%, 7/1/08 ............................          8,000,000
    37,000,000   Racetrac Capital L.L.C.
                   2.50%, 4/1/18 ............................         37,000,000
    25,000,000   Rehau, Inc.
                   2.70%, 10/1/19 ...........................         25,000,000
    37,700,000   Shoosmith Brothers, Inc.
                   2.50%, 3/1/15 ............................         37,700,000
    16,300,000   St. Francis Place L.P.
                   2.75%, 12/1/08+ ..........................         16,300,000
    20,000,000   St. George Wellness Center
                   2.50%, 9/1/40 ............................         20,000,000
    37,500,000   Texas Veterans Housing Assistance
                   Series A-2, 2.50%, 12/1/29 ...............         37,500,000
     4,915,000   Union City, Tennessee Industrial
                   Development Board, (Cobank L.L.C.
                   Project), 2.75%, 1/1/25 ..................          4,915,000
     8,800,000   Village Green Finance Co.
                   2.50%, 11/1/22 ...........................          8,800,000
     5,000,000   Virginia Health Services
                   2.50%, 1/1/18 ............................          5,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $699,035,000)         699,035,000
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 2.3%
                 Fannie Mae:
   150,000,000     2.39%, 1/10/02 ...........................        149,302,917
    25,000,000     4.675%, 2/22/02 ..........................         24,633,142
    25,000,000     4.55%, 3/22/02 ...........................         24,554,479
    25,000,000     3.45%, 7/26/02 ...........................         24,360,313
    24,950,000     2.32%, 8/9/02 ............................         24,498,183
                 Federal Home Loan Bank System
   118,000,000     3.16%, 12/10/01 ..........................        117,596,047
                 Freddie Mac
    20,162,000     4.65%, 2/28/02 ...........................         19,852,093
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $384,797,174) ......        384,797,174
--------------------------------------------------------------------------------
Total Investments (total cost $16,930,463,561) - 99.8% ......     16,930,463,561
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%         26,760,111
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $16,957,223,672
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

26  Janus Income Funds  October 31, 2001

Janus Government Money Market Fund

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
U.S. Government Agency Notes - 23.1%
                 Fannie Mae:
$    8,381,000     5.95%, 11/2/01 ...........................     $    8,379,615
    10,000,000     2.39%, 1/10/02 ...........................          9,953,528
     5,000,000     4.83%, 1/11/02 ...........................          4,952,371
    10,000,000     3.42%, 1/24/02 ...........................          9,920,200
    10,000,000     4.92%, 2/8/02 ............................          9,864,700
    15,000,000     4.27%-4.655%, 2/22/02 ....................         14,792,912
     5,000,000     4.37%, 3/5/02 ............................          4,924,739
    10,000,000     4.55%, 3/22/02 ...........................          9,821,792
    15,000,000     4.35%-4.45%, 4/5/02 ......................         14,716,910
    10,000,000     4.02%, 4/11/02 ...........................          9,820,217
     7,520,000     3.70%, 5/3/02 ............................          7,378,561
     5,000,000     3.45%, 7/26/02 ...........................          4,872,062
    20,000,000     3.45%-3.51%, 8/9/02 ......................         19,456,733
    10,000,000     3.51%, 8/23/02 ...........................          9,712,375
    10,000,000     2.48%, 9/20/02 ...........................          9,777,489
                 Federal Farm Credit Bank
    10,000,000     2.44%, 10/11/02 ..........................          9,766,844
                 Federal Home Loan Bank System:
    10,000,000     6.505%, 11/27/01 .........................          9,999,566
    25,000,000     3.16%, 12/10/01 ..........................         24,914,417
     4,000,000     4.86%, 1/14/02 ...........................          3,960,040
                 Freddie Mac:
    10,000,000     4.37%, 11/30/01 ..........................          9,964,797
    15,000,000     5.92%, 12/6/01 ...........................         14,913,667
     6,063,000     4.81%, 1/31/02 ...........................          5,989,282
     5,000,000     4.65%, 2/28/02 ...........................          4,923,146
    13,000,000     4.40%, 3/28/02 ...........................         12,766,433
    10,000,000     4.10%, 4/24/02 ...........................          9,801,833
    25,744,000     3.63%-4.03%, 4/25/02 .....................         25,259,112
     5,000,000     3.78%, 6/3/02 ............................          4,887,650
     5,000,000     3.68%, 6/20/02 ...........................          4,881,933
    15,000,000     3.46%-3.76%, 6/28/02 .....................         14,637,517
    10,000,000     3.46%, 7/18/02 ...........................          9,751,072
    10,000,000     3.44%, 8/15/02 ...........................          9,725,756
    20,000,000     2.22%, 10/23/02 ..........................         19,560,933
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $344,048,202) ......        344,048,202
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 18.1%
                 Fannie Mae:
$   10,000,000     6.48%, 11/2/01 ...........................     $    9,999,974
    20,000,000     3.29%, 12/3/01 ...........................         20,000,125
    20,000,000     2.98%, 6/18/02 ...........................         19,997,508
    15,000,000     2.2675%, 7/26/02 .........................         14,997,831
    10,000,000     2.22625%, 9/27/02 ........................          9,994,580
    15,000,000     2.505%, 12/26/02 .........................         14,995,139
    10,000,000     2.5025%, 1/3/03 ..........................          9,996,033
     5,000,000     2.26%, 1/10/03 ...........................          4,997,276
    20,000,000     2.45%, 4/3/03 ............................         19,992,923
                 Federal Farm Credit Bank
    20,000,000     2.48875%, 7/2/02 .........................         19,996,023
                 Federal Home Loan Bank System:
    10,000,000     2.439%, 3/5/02 ...........................          9,999,321
    10,000,000     2.43%, 3/6/02 ............................          9,999,315
    10,000,000     2.375%, 3/15/02 ..........................          9,998,585
    20,000,000     2.10%, 7/30/02 ...........................         19,994,096
    10,000,000     2.348%, 8/20/02 ..........................          9,998,804
    10,000,000     2.4925%, 8/23/02 .........................          9,995,388
    10,000,000     2.338%, 9/20/02 ..........................          9,996,912
    15,000,000     2.488%, 2/3/03 ...........................         14,991,653
     5,000,000     2.395%, 2/14/03 ..........................          4,998,137
     5,000,000     2.285%, 2/26/03 ..........................          4,997,577
    10,000,000     2.4475%, 3/6/03 ..........................          9,993,033
    10,000,000     2.24%, 4/21/03 ...........................          9,991,953
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (cost $269,922,186) .......................................        269,922,186
--------------------------------------------------------------------------------
U.S. Government Guaranteed Loan Notes - 1.8%
    26,250,000   Navy Exchange Service Command
                   2.70%, 11/1/01 (cost $26,250,000) ........         26,250,000
--------------------------------------------------------------------------------
Floating Rate Notes - 0.6%
     8,883,810   GMACCM Mortgage Trust III Series 2000
                   - Class A, (credit enhanced and liquidity
                   provided by Freddie Mac)
                   2.57%, 9/20/05+,ss (cost $8,883,810) .....          8,883,810
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  27

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Repurchase Agreements - 56.5%
$  112,600,000   ABN AMRO Bank N.V., 2.63%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $112,608,226
                   collateralized by $174,767,591
                   in U.S. Government Agencies
                   0%-8.00%, 5/15/06-6/15/35
                   with a value of $114,852,000 .............     $  112,600,000
   150,000,000   Bear Stearns & Company, Inc., 2.675%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $150,011,146
                   collateralized by $797,504,269
                   in U.S. Government Agencies
                   0%-15.295%, 3/15/21-11/25/31
                   with a value of $153,000,325 .............        150,000,000
   175,000,000   Credit Suisse First Boston Corp., 2.675%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $175,013,003
                   collateralized by $236,389,816
                   in U.S. Government Agencies
                   6.00%-15.69%, 2/15/14-10/15/31
                   with a value of $178,505,099 .............        175,000,000
   155,500,000   Deutsche Banc Alex. Brown, Inc., 2.68%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $155,511,576
                   collateralized by $10,793,174
                   in U.S. Government Agencies
                   0%-5.50%, 5/2/06-11/15/23
                   $124,153,088 in U.S. Treasury Notes/
                   Bonds, 5.25%-14.00%, 5/31/02-2/15/31
                   with respective values of $13,344,304
                   and $145,265,983 .........................        155,500,000
    50,000,000   Deutsche Banc Alex. Brown, Inc., 2.68%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $50,003,722
                   collateralized by $61,701,572
                   in U.S. Government Agencies
                   5.50%-6.022%, 11/25/10-10/1/16
                   with a value of $51,000,000 ..............         50,000,000
   200,000,000   Lehman Brothers, Inc., 2.68%
                   dated 10/31/01, maturing 11/1/01
                   to be repurchased at $200,014,889
                   collateralized by $2,104,367,230
                   in U.S. Government Agencies
                   0%-149.25%, 7/15/07-10/25/31
                   with a value of $203,945,754 .............        200,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $843,100,000) .............        843,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,492,204,198) - 100.1% ......      1,492,204,198
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)      (1,306,909)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,490,897,289
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

28  Janus Income Funds  October 31, 2001

Janus Tax-Exempt Money Market Fund

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Municipal Securities - 99.6%
Alabama - 0.1%
             $   500,000 Columbia Industrial Development Board
                   Pollution Control Revenue
                   (Alabama Power Co.), Series A
                   Variable Rate, 2.00%, 6/1/22 .............     $      500,000

Alaska - 0.9%
     3,275,000   North Slope Boro, (Capital Appreciation)
                   Series A, 0%, 6/30/02 ....................          3,214,853

Arizona - 3.3%
     3,000,000   Maricopa County Unified School District
                   No. 41, (Gilbert Project of 1988)
                   Series F, 6.20%, 7/1/05 ..................          3,066,173
     1,735,000   Mohave County Unified High School
                   District No. 2, (Capital Appreciation)
                   0%, 7/1/02 ...............................          1,702,348
     6,350,000   Tucson Industrial Development Authority
                   Multifamily Housing Revenue
                   (Freedom Park Apartments)
                   Variable Rate, 2.50%, 12/1/07 ............          6,350,000

                                                                      11,118,521

California - 3.3%
                 Los Angeles Regional Airport
                   Improvements Corp., Lease Revenue
                   (American Airlines - L.A. International
                   Project):
     1,500,000     Series A, Variable Rate, 2.04%, 12/1/24 ..          1,500,000
       500,000     Series B, Variable Rate, 2.04%, 12/1/24 ..            500,000
       150,000     Series E, Variable Rate, 2.04%, 12/1/24 ..            150,000
     1,800,000     Series F, Variable Rate, 2.04%, 12/1/24 ..          1,800,000
     7,175,000     (Sublease - L.A. International)
                   Variable Rate, 2.05%, 12/1/25 ............          7,175,000

                                                                      11,125,000

Colorado - 17.1%
     1,000,000   Arvada, Variable Rate
                   2.45%, 11/1/20 ...........................          1,000,000
     1,580,000   Aurora Centretech Metropolitan District
                   Series A, Variable Rate
                   4.45%, 12/1/28 ...........................          1,580,000
     1,220,000   Aurora Multifamily Housing Revenue
                   (Laredo Apartments), Variable Rate
                   2.10%, 6/15/26 ...........................          1,220,000
     1,325,000   Boulder County Industrial Development
                   Revenue, (Mental Health Center)
                   Variable Rate, 2.25%, 11/1/14 ............          1,325,000
     4,220,000   Castle Rock Metropolitan District No. 7
                   Variable Rate, 3.45%, 12/1/30 ............          4,220,000
     7,430,000   Centennial Downs Metropolitan District
                   Variable Rate, 2.05%, 12/1/28 ............          7,430,000
                 Colorado Health Facilities Authority Revenue:
       300,000     (Lenoir Project), Series A, Variable Rate
                   2.00%, 2/15/31 ...........................            300,000
    14,960,000     (National Benevolent Association)
                   Series D, Variable Rate, 2.05%, 3/1/25 ...         14,960,000
     1,600,000     (Skyline), Series B, Variable Rate
                   2.00%, 2/15/31 ...........................          1,600,000
       800,000     (Visiting Nurse Corp.)
                   Variable Rate, 2.10%, 7/1/22 .............            800,000

Colorado - (continued)
                 Colorado Housing and Finance Authority
                   Multifamily Housing Revenue:
$    2,000,000     Series A-1, 2.65%, 10/1/30 ...............     $    2,000,000
       400,000     (Winridge Apartments), Variable Rate
                   2.00%, 2/15/28 ...........................            400,000
     2,000,000   Colorado School of Mines Development
                   Corp. Revenue, Variable Rate
                   2.20%, 9/1/26 ............................          2,000,000
     8,970,000   Denver City and County Multifamily
                   Housing Revenue, (Ogden Residences)
                   Variable Rate, 2.10%, 12/1/09 ............          8,970,000
                 Dove Valley Metropolitan District
                   Arapahoe County:
     2,500,000     4.40%, 5/1/20 ............................          2,500,000
     1,000,000     Series B, 4.40%, 11/1/25 .................          1,000,000
     1,000,000   Interstate South Metropolitan District
                   Series B, 4.40%, 11/1/14 .................          1,000,000
     1,000,000   Jefferson County School District No. R-001
                   3.50%, 6/28/02 ...........................          1,006,570
     3,110,000   Stapleton Business Center Metropolitan
                   District, 4.45%, 12/1/17 .................          3,110,000
     2,000,000   Tower Metropolitan District, (Refunding
                   and Improvement), Series 2001
                   3.35%, 12/1/30 ...........................          2,000,000

                                                                      58,421,570

Florida - 3.5%
       300,000   Dade County Industrial Development
                   Authority Revenue, (Dolphins Stadium)
                   Series B, Variable Rate, 2.00%, 1/1/16 ...            300,000
     1,000,000   Dade County School District
                   5.00%, 7/15/02 ...........................          1,015,806
     4,100,000   Gulf Breeze Healthcare Facilities Revenue
                   (Heritage Healthcare), Variable Rate
                   2.27%, 1/1/24 ............................          4,100,000
     3,500,000   Jacksonville Industrial Development
                   Revenue, (Airport Hotel), Variable Rate
                   1.95%, 7/1/13 ............................          3,500,000
     3,000,000   Putnam County Development Authority
                   Pollution Control Revenue, (Seminole
                   Election H-4), Variable Rate
                   2.40%, 3/15/14 ...........................          3,000,000

                                                                      11,915,806

Georgia - 4.1%
     7,000,000   Fulton County Housing Authority
                   Multifamily Housing Revenue
                   (Hampton Hills Apartments)
                   Variable Rate, 2.10%, 6/1/23 .............          7,000,000
     2,000,000   Municipal Election Authority, Series C
                   Variable Rate, 1.85%, 1/1/20 .............          2,000,000
     5,000,000   South Georgia Hospital Authority Revenue
                   (Georgia Alliance Community Hospitals)
                   Series A, Variable Rate, 2.15%, 4/1/29 ...          5,000,000

                                                                      14,000,000

Idaho - 0.3%
     1,000,000   Idaho Health Facilities Authority Revenue
                   (St. Luke's Regulated Medical Center)
                   Variable Rate, 2.00%, 5/1/22 .............          1,000,000

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  29

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Illinois - 8.0%
$    1,000,000   Chicago Public Building Commission
                   Building Revenue, Series A
                   4.90%, 12/1/01 ...........................     $    1,000,596
     5,300,000   Chicago Tax Increment, Series B, Variable
                   Rate, 2.05%, 12/1/14 .....................          5,300,000
                 Illinois Health Facilities Authority Revenue:
    10,000,000     (Elmhurst Memorial Health), Variable
                   Rate, 2.05%, 1/1/28 ......................         10,000,000
     7,100,000     (Southern Illinois Healthcare, Inc.)
                   Variable Rate, 2.05%, 3/1/31 .............          7,100,000
     1,260,000   Lake County Community Consolidated
                   School District No. 046 Grayslake
                   (Capital Appreciation), Series B
                   0%, 12/1/01 ..............................          1,256,705
     2,400,000   Northlake Economic Development Revenue
                   (Dominick's Foods), Series B, Variable
                   Rate, 2.25%, 1/1/02 ......................          2,400,000
       200,000   Sauget Pollution Control Revenue
                   (Monsanto Co.), Variable Rate
                   2.10%, 9/1/22 ............................            200,000

                                                                      27,257,301

Indiana - 2.0%
     1,400,000   Indiana Health Facilities Financing
                   Authority Revenue, (Capital Access)
                   Variable Rate, 2.05%, 4/1/13 .............          1,400,000
     1,015,000   Indiana State Educational Facilities
                   Authority Revenue, (Franklin College)
                   Variable Rate, 2.15%, 10/1/19 ............          1,015,000
       550,000   Logansport Economic Development Revenue
                   (Modine Manufacturing Co.), Variable
                   Rate, 2.20%, 1/1/08 ......................            550,000
     2,700,000   Marion Economic Development Revenue
                   (Indiana Wesleyan University), Variable
                   Rate, 2.05%, 6/1/30 ......................          2,700,000
     1,000,000   Pike Township Independent School
                   Building Corp., 4.50%, 7/15/02 ...........          1,016,418

                                                                       6,681,418

Iowa - 3.6%
     1,250,000   Buffalo Pollution Control Revenue
                   (LaFarge Corp.), Series B, Variable Rate
                   2.40%, 10/1/10 ...........................          1,250,000
                 Iowa Finance Authority Private
                   College Revenue:
     2,500,000     (Drake University), Variable Rate
                   2.10%, 7/1/31 ............................          2,500,000
       500,000     (Morningside College), Variable Rate
                   2.10%, 7/1/26 ............................            500,000
     3,300,000   Iowa Finance Authority Revenue
                   (Burlington Medical Center)
                   Variable Rate, 2.05%, 6/1/27 .............          3,300,000
                 Iowa Higher Education Loan
                   Authority Revenue:
     3,000,000     (Briar Cliff), Variable Rate
                   2.25%, 6/1/19 ............................          3,000,000
     1,800,000     (Grand View ), Variable Rate
                   2.10%, 10/1/25 ...........................          1,800,000

                                                                      12,350,000

Kansas - 1.1%
$    1,100,000   Kansas State Development Finance
                   Authority Revenue, Variable Rate
                   (Hays Medical Center), Series N
                   Variable Rate, 2.05%, 5/15/26 ............     $    1,100,000
     1,200,000   Salina Revenue, (Salina Central Mall
                   - Dillards), Variable Rate
                   2.35%, 12/1/14 ...........................          1,200,000
     1,600,000   Shawnee Industrial Revenue, (Shawnee
                   Village Association), Variable Rate
                   2.20%, 12/1/09 ...........................          1,600,000

                                                                       3,900,000

Louisiana - 0.5%
     1,800,000   Ouachita Parish Industrial Development
                   Revenue, (McRae's, Inc.), Variable Rate
                   2.65%, 7/1/04 ............................          1,800,000

Maine - 1.5%
     5,000,000   Maine Health and Higher Educational
                   Facilities Authority Revenue, (Maine
                   Life Care Retirement Community)
                   Variable Rate, 2.15%, 1/1/29 .............          5,000,000

Maryland - 0.3%
     1,000,000   Carroll County, (Commissioners
                   Consolidated Public Improvements
                   of 1991), 6.25%, 11/1/01 .................          1,020,000

Michigan - 3.5%
     2,700,000   Eastern Michigan University Revenue
                   Variable Rate, 2.05%, 6/1/27 .............          2,700,000
     6,300,000   Holland Economic Development Corp.
                   (Thrifty Holland, Inc.), Variable Rate
                   2.40%, 3/1/13 ............................          6,300,000
     3,000,000   Michigan Municipal Bond Authority
                   Revenue, Series C-2, 3.50%, 8/22/02 ......          3,021,664

                                                                      12,021,664

Minnesota - 4.2%
     1,276,000   Arden Hills Housing and Health Care
                   Facilities Revenue, (Presbyterian Homes)
                   Series B, Variable Rate, 2.10%, 9/1/29 ...          1,276,000
     5,400,000   Blaine Industrial Development Revenue
                   (Supervalu, Inc.), Variable Rate
                   2.15%, 11/1/13 ...........................          5,400,000
     2,600,000   Brooklyn Center Revenue, (Brookdale
                   Corp.), Variable Rate, 2.10%, 12/1/14 ....          2,600,000
     2,100,000   Mankato Multifamily Housing Revenue
                   (Highland Hills of Mankato), Variable Rate
                   2.15%, 5/1/27 ............................          2,100,000
     1,900,000   Minneapolis Revenue, (People Serving
                   People), Variable Rate, 2.10%, 10/1/21 ...          1,900,000
     1,250,000   St. Paul Housing and Redevelopment
                   Authority Revenue, (Goodwill/Easter
                   Seals), Variable Rate, 2.20%, 8/1/25 .....          1,250,000

                                                                      14,526,000

See Notes to Schedules of Investments.

30  Janus Income Funds  October 31, 2001

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Missouri - 5.6%
$    2,400,000   Jackson County Industrial Development
                   Authority Recreational Facilities
                   Revenue, (YMCA of Greater Kansas City)
                   Variable Rate, 2.15%, 11/1/15 ............     $    2,400,000
     1,300,000   Missouri Development Finance Board
                   Infrastructure Facilities Revenue
                   (St. Louis Convention Center), Series C
                   Variable Rate, 2.10%, 12/1/20 ............          1,300,000
     1,000,000   Missouri Environmental Improvement and
                   Energy Reservoir Authority Pollution
                   Control Revenue, (Monsanto Co.)
                   Variable Rate, 2.00%, 6/1/23 .............          1,000,000
                 Missouri Health and Educational Facilities
                   Authority Revenue:
     3,050,000     (Cash Anticipation), Series H
                   3.75%, 4/19/02 ...........................          3,056,143
     2,000,000     (Hannibal - Lagrange College), Variable
                   Rate, 2.15%, 7/1/31 ......................          2,000,000
     1,600,000     (Kansas City Art Institute), Variable Rate
                   2.15%, 11/1/29 ...........................          1,600,000
     1,900,000     (St. Francis Medical Center), Series A
                   Variable Rate, 2.00%, 6/1/26 .............          1,900,000
     5,800,000     (Washington University), Series C
                   Variable Rate, 2.00%, 9/1/30 .............          5,800,000
       100,000   Springfield Industrial Development
                   Authority Multifamily Housing Revenue
                   (Shamrock Properties, Inc.), Variable Rate
                   2.00%, 12/1/19 ...........................            100,000

                                                                      19,156,143

Nebraska - 0.6%
     1,900,000   Norfolk Industrial Development Revenue
                   (Supervalu, Inc.), Variable Rate
                   2.25%, 11/1/14 ...........................          1,900,000

Nevada - 1.3%
     2,000,000   Clark County Economic Development
                   Revenue, (Lutheran Secondary School
                   Association), Variable Rate, 2.25%, 2/1/30          2,000,000
     1,000,000   Clark County Improvement District
                   Variable Rate, 2.05%, 2/1/21 .............          1,000,000
     1,495,000   Clark County Sanitation District
                   5.25%, 7/1/02 ............................          1,520,753

                                                                       4,520,753

North Carolina - 2.4%
     8,100,000   North Carolina Medical Care Commission
                   Health Care Facilities Revenue, (Baptist
                   Retirement Homes of North Carolina, Inc.)
                   Variable Rate, 2.10%, 10/1/08 ............          8,100,000

North Dakota - 0.7%
     2,485,000   Grand Forks Hospital Facilities Revenue
                   (United Hospital Obligation Group)
                   Variable Rate, 2.05%, 12/1/16 ............          2,485,000

Ohio - 4.6%
$    1,200,000   Bedford, (Cash Anticipation)
                   4.625%, 12/20/01 .........................     $    1,200,501
       400,000   Clinton County Hospital Revenue, (Ohio
                   Hospital Capital, Inc.), Variable Rate
                   2.05%, 6/1/28 ............................            400,000
    10,000,000   Cuyahoga County Hospital Facilities
                   Revenue, (Sisters of Charity Health
                   System), Variable Rate, 2.20%, 11/1/30 ...         10,000,000
     2,250,000   Erie County, (Cash Anticipation)
                   4.625%, 11/14/01 .........................          2,250,172
     2,000,000   Medina, (Cash Anticipation)
                   3.125%, 7/3/02 ...........................          2,006,177

                                                                      15,856,850

Oklahoma - 0.2%
       800,000   Oklahoma City Industrial and Cultural
                   Facilities Trust Revenue, (Oklahoma
                   Christian College), Variable Rate
                   2.15%, 7/1/15 ............................            800,000

Pennsylvania - 8.6%
     2,000,000   Allegheny County Industrial Development
                   Authority Revenue, (Zoological Society)
                   Series A, 2.90%, 6/1/19 ..................          2,000,000
     2,250,000   Huntington County General Authority
                   College Revenue, (Juniata College)
                   Series A, 4.00%, 5/1/26 ..................          2,260,902
                 Lehigh County General Purpose Authority
                   Revenue, (Lehigh Valley Hospital):
     3,725,000     Series A, Variable Rate, 2.04%, 7/1/28 ...          3,725,000
       800,000     Series B, Variable Rate, 2.04%, 7/1/29 ...            800,000
                 Pennsylvania Higher Educational Facilities
                   Authority Revenue:
     1,700,000     (Council of Independent Colleges and
                   Universities Financing Program)
                   Series B-8, 4.40%, 11/1/07 ...............          1,700,000
     1,100,000     (Mercyhurst College)
                   2.20%, 11/1/19 ...........................          1,100,000
     3,000,000     (St. Francis College)
                   Series B-7, 2.15%, 11/1/23 ...............          3,000,000
    13,600,000   Schuylkill County Industrial Development
                   Authority Resource Recovery Revenue
                   (WPS Westwood), Variable Rate
                   2.10%, 4/1/21 ............................         13,600,000
     1,300,000   Venango Industrial Development Authority
                   Pollution Control Revenue, (Pennzoil Co.)
                   Variable Rate, 2.50%, 12/1/12 ............          1,300,000

                                                                      29,485,902

Rhode Island - 0.9%
     2,900,000   Rhode Island Health and Educational
                   Building Corp. Educational Institution
                   Revenue, (St. George's School Issue)
                   Variable Rate, 2.05%, 9/1/30 .............          2,900,000

See Notes to Schedules of Investments.

                                        Janus Income Funds  October 31, 2001  31

Schedule of Investments

Principal Amount                                                   Market Value
================================================================================
Tennessee - 2.7%
$    5,000,000   Memphis Health Educational and Housing
                   Facilities Board of Revenue
                   (Not-For-Profit Multifamily Program)
                   Variable Rate, 2.25%, 8/1/32 .............     $    5,000,000
     1,000,000   Metropolitan Government, Nashville
                   and Davidson County, Series A & B
                   5.00%, 10/15/02 ..........................          1,026,243
     3,350,000   Signal Mountain Health, Educational and
                   Housing Facilities Board of Revenue
                   (Alexian Village), Variable Rate
                   1.98%, 1/1/28 ............................          3,350,000

                                                                       9,376,243

Texas - 7.5%
     4,675,000   Alamo Heights Higher Education Facilities
                   Corp. Revenue, (University of the Incarnate
                   Word), Variable Rate, 2.25%, 4/1/19 ......          4,675,000
     1,600,000   Bell County Health Facilities Development
                   Corp. Revenue, (Scott & White Memorial
                   Hospital), Series B-1, Variable Rate
                   2.00%, 8/15/29 ...........................          1,600,000
     4,805,000   Bexar County Housing Finance Corp.
                   Multifamily Housing Revenue, (Mitchell
                   Village Apartments), Series A, Variable
                   Rate, 2.05%, 2/15/30 .....................          4,805,000
     1,200,000   Brazos River Authority Pollution Control
                   Revenue, (Monsanto Co.), Variable Rate
                   2.10%, 2/1/04 ............................          1,200,000
     1,900,000   Gulf Coast Waste Disposal Authority
                   Pollution Control Revenue
                   (Monsanto Co.), Variable Rate
                   2.10%, 4/1/13 ............................          1,900,000
     1,500,000   Houston Independent School District
                   4.50%, 7/15/02 ...........................          1,518,328
                 Lone Star Airport Improvement Authority:
       500,000     Series A-4, Variable Rate, 2.05%, 12/1/14             500,000
     1,105,000     Series B-2, Variable Rate, 2.05%, 12/1/14           1,105,000
     2,400,000     Series B-3, Variable Rate, 2.05%, 12/1/14           2,400,000
     1,600,000   North Central Health Facilities Development
                   Corp. Revenue, (Presbyterian Medical
                   Center), Series C, Variable Rate
                   2.05%, 12/1/15 ...........................          1,600,000
     1,000,000   Northside Independent School District
                   Series A, Variable Rate, 3.00%, 8/1/31 ...          1,002,925
     1,190,000   Socorro Independent School District
                   Series A, 4.875%, 2/15/02 ................          1,195,172
     2,090,000   Texas Department of Housing and
                   Community Affairs Multifamily Housing
                   Revenue, (High Point III), Series A
                   Variable Rate, 2.00%, 2/1/23 .............          2,090,000

                                                                      25,591,425

Utah - 0.3%
     1,000,000   Jordan School District
                   5.60%, 6/15/02 ...........................          1,017,573

Virginia - 1.1%
$    3,700,000   Peninsula Ports Authority Coalition Terminal
                   Revenue, (Dominion Terminal), Series C
                   Variable Rate, 2.04%, 7/1/16 .............     $    3,700,000

Washington - 4.2%
     1,660,000   Washington State Economic Development
                   Finance Authority Revenue, (Seadrunar
                   Recycling L.L.C.), Series E
                   Variable Rate, 2.25%, 8/1/25 .............          1,660,000
     7,000,000   Washington State Health Care Facilities
                   Authority Revenue, (Virginia Mason
                   Medical Center), Series B, Variable Rate
                   2.05%, 2/15/27 ...........................          7,000,000
                 Washington State Housing Finance
                   Commission Nonprofit Housing Revenue:
     2,755,000     (Local 82 - J.A.T.C. Educational
                   Development Trust), Variable Rate
                   2.30%, 11/1/25 ...........................          2,755,000
     3,065,000     (Nikkei Concerns), Variable Rate
                   2.10%, 10/1/19 ...........................          3,065,000

                                                                      14,480,000

Wisconsin - 1.6%
     1,000,000   De Pere Unified School District
                   (Cash Anticipation)
                   5.00%, 12/1/01 ...........................          1,000,375
                 Wisconsin Health and Educational Facilities
                   Authority Revenue:
     2,165,000     (Monroe Joint Venture, Inc.), Variable Rate
                   2.10%, 1/1/30 ............................          2,165,000
     2,250,000     (Riverview Hospital Association)
                   Variable Rate, 2.10%, 10/1/30 ............          2,250,000

                                                                       5,415,375
--------------------------------------------------------------------------------
Total Investments (total cost $340,637,397) - 99.6% .........        340,637,397
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%          1,439,621
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  342,077,018
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

32  Janus Income Funds  October 31, 2001

Statements of Assets and Liabilities - Bond Funds

                                          Janus                           Janus           Janus
As of October 31, 2001                   Flexible         Janus          Federal       Short-Term
(all numbers in thousands except          Income       High-Yield       Tax-Exempt         Bond
net asset value per share)                 Fund            Fund            Fund            Fund
---------------------------------------------------------------------------------------------------
Assets:
Investments at cost                    $  1,318,188    $    447,275    $    123,323    $    533,195
---------------------------------------------------------------------------------------------------
Investments at value                   $  1,353,461    $    442,136    $    126,120    $    539,243
---------------------------------------------------------------------------------------------------
  Cash                                          273              --             208              15
  Receivables:
    Investments sold                         48,349          12,988              --          11,798
    Fund shares sold                          2,815             993           1,940           2,559
    Dividends                                   284              --              --              --
    Interest                                 19,496           7,981           2,250           4,243
  Other assets                                    4              --              --               1
---------------------------------------------------------------------------------------------------
Total Assets                              1,424,682         464,098         130,518         557,859
---------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                             --              69              --              --
    Investments purchased                    95,384          53,105           1,336          33,217
    Fund shares repurchased                   1,772             841              42             474
    Dividends                                   544             317              55              34
    Advisory fee                                627             248              52             132
    Transfer agent fee                          182              47              22              80
    Variation Margin                             --              --              --             181
  Accrued expenses                               63             105              60             141
---------------------------------------------------------------------------------------------------
Total Liabilities                            98,572          54,732           1,567          34,259
---------------------------------------------------------------------------------------------------
Net Assets                             $  1,326,110    $    409,366    $    128,951    $    523,600
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)             139,733          44,108          18,405         176,576
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share              $       9.49    $       9.28    $       7.01    $       2.97
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  33

Statements of Operations - Bond Funds

                                                                    Janus                             Janus            Janus
                                                                   Flexible         Janus            Federal         Short-Term
For the fiscal year ended October 31, 2001                          Income        High-Yield        Tax-Exempt          Bond
(all numbers in thousands)                                           Fund            Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                       $     79,454     $     34,509     $      5,409     $     15,256
  Dividends                                                             1,964               20               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                81,418           34,529            5,409           15,256
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         6,610            2,783              630            1,814
  Transfer agent fees and expenses                                      2,155              829              290              675
  Registration fees                                                        43              136               96              160
  Postage and mailing expenses                                             43               33               11               25
  Custodian fees                                                           79               53               33               35
  Printing expenses                                                        70               54               17               57
  Audit fees                                                               24               17               11               12
  Trustees' fees and expenses                                               8                3                3                6
  Other expenses                                                           25               23               16               16
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          9,057            3,931            1,107            2,800
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                 (255)            (132)             (29)             (35)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            8,802            3,799            1,078            2,765
--------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                         --               --            (395)            (913)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                8,802            3,799              683            1,852
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           72,616           30,730            4,726           13,404
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                16,353         (30,992)              166            5,009
  Net realized gain/(loss) from foreign currency transactions           (207)               --               --               --
  Net realized gain/(loss) from futures contracts                       (625)               --               --            (217)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   47,604            5,144            3,776            5,458
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 63,125         (25,848)            3,942           10,250
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             $    135,741     $      4,882     $      8,668     $     23,654
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

34  Janus Income Funds  October 31, 2001

Statements of Changes in Net Assets - Bond Funds

                                                                      Janus                             Janus
                                                                  Flexible Income                     High-Yield
For the fiscal year ended October 31                                   Fund                              Fund
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $     72,616     $     83,138     $     30,730     $     24,096
  Net realized gain/(loss) from investment and
    foreign currency transactions                                15,521         (59,232)         (30,992)          (6,991)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             47,604           13,594            5,144              207
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                               135,741           37,500            4,882           17,312
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (72,332)         (81,041)         (30,689)         (23,852)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax return of capital*                                             --            (674)             (93)            (192)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (72,332)         (81,715)         (30,782)         (24,044)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   540,758          437,872          321,326          305,304
  Reinvested dividends and distributions                         64,851           70,966           26,601           19,220
  Shares repurchased                                          (423,331)        (663,598)        (212,585)        (282,344)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         182,278        (154,760)          135,342           42,180
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           245,687        (198,975)          109,442           35,448
Net Assets:
  Beginning of period                                         1,080,423        1,279,398          299,924          264,476
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,326,110     $  1,080,423     $    409,366     $    299,924
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,356,288     $  1,174,010     $    470,266     $    335,017
  Accumulated net investment income/(loss)*                        (36)            (113)               --             (41)
  Accumulated net realized gain/(loss)
    from investments*                                          (65,415)         (81,143)         (55,760)         (24,768)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                35,273         (12,331)          (5,140)         (10,284)
--------------------------------------------------------------------------------------------------------------------------
                                                           $  1,326,110     $  1,080,423     $    409,366     $    299,924
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                    58,470           47,632           32,989           29,797
  Reinvested distributions                                        7,027            7,756            2,768            1,887
--------------------------------------------------------------------------------------------------------------------------
Total                                                            65,497           55,388           35,757           31,684
--------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                           (45,995)         (72,002)         (22,135)         (27,572)
Net Increase/(Decrease) in Fund Shares                           19,502         (16,614)           13,622            4,112
Shares Outstanding, Beginning of Period                         120,231          136,845           30,486           26,374
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               139,733          120,231           44,108           30,486
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                                $  1,748,509     $  1,066,320     $  1,139,350     $    669,936
    Proceeds from sales of securities                         1,516,369        1,387,005          992,537          684,537
    Purchases of long-term U.S. government obligations        1,603,282          665,758           67,905               --
    Proceeds from sales of long-term U.S.
      government obligations                                  1,587,876          536,521           68,439               --

                                                                      Janus                             Janus
                                                                Federal Tax-Exempt                 Short-Term Bond
For the fiscal year ended October 31                                   Fund                              Fund
(all numbers in thousands)                                     2001             2000             2001             2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      4,726     $      3,959     $     13,404     $      7,396
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   166          (3,962)            4,792              109
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              3,776            4,778            5,458              744
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 8,668            4,775           23,654            8,249
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (4,726)          (3,959)         (13,404)          (7,396)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax return of capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (4,726)          (3,959)         (13,404)          (7,396)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   134,119           48,754          563,899          184,230
  Reinvested dividends and distributions                          3,940            3,151           12,825            6,790
  Shares repurchased                                           (93,106)         (68,864)        (203,273)        (190,982)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions          44,953         (16,959)          373,451               38
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            48,895         (16,143)          383,701              891
Net Assets:
  Beginning of period                                            80,056           96,199          139,899          139,008
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $    128,951     $     80,056     $    523,600     $    139,899
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $    131,911     $     86,958     $    517,951     $    144,500
  Accumulated net investment income/(loss)*                          --               --               --               --
  Accumulated net realized gain/(loss)
    from investments*                                           (5,757)          (5,923)            1,090          (3,702)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                 2,797            (979)            4,559            (899)
--------------------------------------------------------------------------------------------------------------------------
                                                           $    128,951     $     80,056     $    523,600     $    139,899
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                    19,477            7,307          192,790           65,043
  Reinvested distributions                                          573              473            4,369            2,397
--------------------------------------------------------------------------------------------------------------------------
Total                                                            20,050            7,780          197,159           67,440
--------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                           (13,524)         (10,354)         (69,578)         (67,480)
Net Increase/(Decrease) in Fund Shares                            6,526          (2,574)          127,581             (40)
Shares Outstanding, Beginning of Period                          11,879           14,453           48,995           49,035
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                18,405           11,879          176,576           48,995
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                                $    106,169     $     70,264     $    433,537     $    138,040
    Proceeds from sales of securities                            59,606           91,196          310,831          158,493
    Purchases of long-term U.S. government obligations               --           13,359          304,334           27,763
    Proceeds from sales of long-term U.S.
      government obligations                                         --           13,313          159,660           12,234

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  35

Financial Highlights - Bond Funds

For a share outstanding during the                                            Janus Flexible Income Fund
fiscal year ended October 31                             2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     8.99      $     9.35      $     9.91      $    10.00      $     9.65
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .58             .65             .63             .67             .69
  Net gain/(loss) on securities
   (both realized and unrealized)                            .50           (.35)           (.45)             .12             .37
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            1.08             .30             .18             .79            1.06
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.58)        (.66)(2)           (.63)           (.67)           (.69)
  Distributions (from capital gains)*                         --              --              --           (.21)           (.02)
  Distributions (in excess of capital gains)*                 --              --           (.11)              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.58)           (.66)           (.74)           (.88)           (.71)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.49      $     8.99      $     9.35      $     9.91      $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                              12.41%           3.31%           1.75%           8.14%          11.48%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $1,326,110      $1,080,423      $1,279,398      $1,103,591      $  727,101
Average Net Assets for the Period (in thousands)      $1,147,222      $1,137,973      $1,266,098      $  892,853      $  656,422
Ratio of Gross Expenses to Average Net Assets(1)           0.79%           0.81%           0.82%           0.84%           0.87%
Ratio of Net Expenses to Average Net Assets(1)             0.77%           0.79%           0.81%           0.82%           0.86%
Ratio of Net Investment Income to Average Net Assets       6.33%           7.31%           6.54%           6.68%           7.10%
Portfolio Turnover Rate                                     284%            173%            119%            148%            207%

For a share outstanding during the                                              Janus High-Yield Fund
fiscal year ended October 31                             2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.84      $    10.03      $    10.25      $    11.83      $    11.12
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .78             .86             .89             .90             .97
  Net gain/(loss) on securities
   (both realized and unrealized)                          (.56)           (.19)           (.22)          (1.02)             .82
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .22             .67             .67           (.12)            1.79
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.78)(2)        (.86)(2)           (.89)           (.90)           (.97)
  Distributions (from capital gains)*                         --              --              --           (.56)           (.11)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.78)           (.86)           (.89)          (1.46)          (1.08)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.28      $     9.84      $    10.03      $    10.25      $    11.83
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               2.23%           6.72%           6.34%          (1.45%)         16.94%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  409,366      $  299,924      $  264,476      $  268,217      $  301,422
Average Net Assets for the Period (in thousands)      $  382,153      $  285,821      $  296,586      $  380,942      $  266,213
Ratio of Gross Expenses to Average Net Assets(1)           1.03%        1.03%(3)        1.02%(3)           0.99%        1.03%(3)
Ratio of Net Expenses to Average Net Assets(1)             0.99%           1.00%           1.00%           0.96%           1.00%
Ratio of Net Investment Income to Average Net Assets       8.04%           8.43%           8.48%           7.85%           8.45%
Portfolio Turnover Rate                                     358%            295%            310%            336%            404%

(1)  See "Explanation of Charts and Tables."
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) The ratio was 1.05% in 2000, 1.05% in 1999 and 1.04% in 1997 before waiver of certain fees incurred by the Fund.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

36  Janus Income Funds  October 31, 2001

For a share outstanding during the                                          Janus Federal Tax-Exempt Fund
fiscal year ended October 31                             2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     6.74      $     6.66      $     7.27      $     7.09      $     6.92
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .31             .34             .34             .34             .35
  Net gain/(loss) on securities
   (both realized and unrealized)                            .27             .08           (.61)             .18             .17
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .58             .42           (.27)             .52             .52
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.31)           (.34)           (.34)           (.34)           (.35)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.31)           (.34)           (.34)           (.34)           (.35)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     7.01      $     6.74      $     6.66      $     7.27      $     7.09
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               8.80%           6.47%         (4.04%)           7.65%           7.72%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  128,951      $   80,056      $   96,199      $   91,625      $   62,055
Average Net Assets for the Period (in thousands)      $  105,066      $   77,794      $  102,366      $   74,133      $   53,574
Ratio of Gross Expenses to Average Net Assets(1)        0.68%(2)        0.67%(2)        0.66%(2)        0.67%(2)        0.66%(2)
Ratio of Net Expenses to Average Net Assets(1)             0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of Net Investment Income to Average Net Assets       4.50%           5.09%           4.79%           4.76%           5.00%
Portfolio Turnover Rate                                      60%            115%             62%            227%            304%

For a share outstanding during the                                            Janus Short-Term Bond Fund
fiscal year ended October 31                             2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     2.86      $     2.83      $     2.91      $     2.90      $     2.86
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .14             .16             .16             .17             .17
  Net gain/(loss) on securities
   (both realized and unrealized)                            .11             .03           (.08)             .01             .04
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .25             .19             .08             .18             .21
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.14)           (.16)           (.16)           (.17)           (.17)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.14)           (.16)           (.16)           (.17)           (.17)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     2.97      $     2.86      $     2.83      $     2.91      $     2.90
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               9.50%           6.65%           2.82%           6.49%           7.70%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  523,600      $  139,899      $  139,008      $  140,906      $   57,908
Average Net Assets for the Period (in thousands)      $  284,977      $  128,788      $  135,882      $   89,556      $   48,421
Ratio of Gross Expenses to Average Net Assets(1)        0.66%(3)        0.66%(3)        0.66%(3)        0.67%(3)        0.67%(3)
Ratio of Net Expenses to Average Net Assets(1)             0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of Net Investment Income to Average Net Assets       4.70%           5.74%           5.59%           5.91%           6.03%
Portfolio Turnover Rate                                     201%            134%            101%            101%            133%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 1.05% in 2001, 1.02% in 2000, 1.01% in 1999, 0.99% in 1998
     and 1.11% in 1997 before waiver of certain fees incurred by the Fund.
(3)  The ratio was 0.98% in 2001, 1.03% in 2000, 1.03% in 1999, 1.06% in 1998
     and 1.20% in 1997 before waiver of certain fees incurred by the Fund.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  37

Statements of Assets and Liabilities - Money Market Funds

                                                          Janus           Janus
As of October 31, 2001                    Janus         Government      Tax-Exempt
(all numbers in thousands except       Money Market    Money Market    Money Market
net asset value per share)                 Fund            Fund            Fund
-----------------------------------------------------------------------------------
Assets:
  Investments at amortized cost        $ 16,930,464    $  1,492,204    $    340,637
  Cash                                           --              25              69
  Receivables:
    Investments sold                             --              --           4,700
    Fund shares sold                          7,817             659             210
    Interest                                 60,936           1,198           1,452
-----------------------------------------------------------------------------------
Total Assets                             16,999,217       1,494,086         347,068
-----------------------------------------------------------------------------------
Liabilities:
  Payables
    Due to Custodian                             56              --              --
    Investments purchased                        --              --           4,100
    Fund shares repurchased                  16,475           1,204             749
    Dividends and distributions              21,431           1,592              16
    Advisory fees                             1,462             128              25
    Administrative fees                       2,480             246              93
    Service fees                                 21              19              --
    Audit fees                                    9              --               4
    Trustees' fees and expenses                  59              --               4
-----------------------------------------------------------------------------------
Total Liabilities                            41,993           3,189           4,991
-----------------------------------------------------------------------------------
Net Assets                             $ 16,957,224    $  1,490,897    $    342,077
Shares Outstanding                       16,957,224       1,490,897         342,077
Net Assets - Investor Shares           $  3,614,097    $    471,335    $    205,510
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)           3,614,097         471,335         205,510
-----------------------------------------------------------------------------------
Net Asset Value Per Share              $       1.00    $       1.00    $       1.00
-----------------------------------------------------------------------------------
Net Assets - Institutional Shares      $ 13,268,612    $    933,973    $    136,557
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          13,268,612         933,973         136,557
-----------------------------------------------------------------------------------
Net Asset Value Per Share              $       1.00    $       1.00    $       1.00
-----------------------------------------------------------------------------------
Net Assets - Service Shares            $     74,515    $     85,589    $         10
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              74,515          85,589              10
-----------------------------------------------------------------------------------
Net Asset Value Per Share              $       1.00    $       1.00    $       1.00
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

38  Janus Income Funds  October 31, 2001

Statements of Operations - Money Market Funds

                                                                              Janus           Janus
                                                              Janus         Government      Tax-Exempt
For the fiscal year ended October 31, 2001                 Money Market    Money Market    Money Market
(all numbers in thousands)                                     Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                 $    696,237    $     61,320    $      8,518
-------------------------------------------------------------------------------------------------------
                                                                696,237          61,320           8,518
-------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  14,156           1,258             253
  Administrative fee for investor shares                         18,148           2,014             953
  Administrative fee for institutional shares                     8,342             376              50
  Administrative fee for service shares                              80              52              --
  Service fee for service shares                                    250             260              --
  Audit fees                                                         20               9              15
  Trustees' fees and expenses                                        98              11              11
-------------------------------------------------------------------------------------------------------
Total Expenses                                                   41,094           3,980           1,282
-------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    655,143          57,340           7,236
-------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions             276              12              --
-------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $    655,419    $     57,352    $      7,236
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  39

Statements of Changes in Net Assets - Money Market Funds

                                                                    Janus                         Janus Government
                                                                 Money Market                       Money Market
For the fiscal year ended October 31, 2001                           Fund                              Fund
(all numbers in thousands)                                  2001              2000             2001              2000
------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                         $     655,143     $     598,643    $      57,340    $      67,828
  Net realized gain/(loss) from
   investment transactions                                       276             1,007               12               25
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 Resulting from Operations                                   655,419           599,650           57,352           67,853
------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                        (160,658)         (171,994)         (17,140)         (19,104)
    Institutional Shares                                   (489,872)         (423,069)         (35,446)         (44,987)
    Service Shares                                           (4,613)           (3,580)          (4,754)          (3,737)
  Net realized gain from investment transactions:
    Investor Shares                                             (68)             (312)              (4)              (6)
    Institutional Shares                                       (206)             (689)              (7)             (18)
    Service Shares                                               (2)               (6)              (1)              (1)
------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions              (655,419)         (599,650)         (57,352)         (67,853)
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                        6,296,654        12,896,114          563,281          701,509
    Institutional Shares                                 134,796,510       123,257,128        8,906,150        7,813,075
    Service Shares                                         1,706,385           952,434          313,864          343,597
  Reinvested dividends and distributions:
    Investor Shares                                          154,727           163,243           16,558           18,282
    Institutional Shares                                     158,119           116,986            9,539            8,705
    Service Shares                                             4,438             3,490                6               17
  Shares repurchased:
    Investor Shares                                      (6,002,926)      (12,202,824)        (438,900)        (749,999)
    Institutional Shares                               (128,994,465)     (120,564,616)      (8,764,087)      (7,800,898)
    Service Shares                                       (1,765,942)         (855,038)        (307,157)        (316,080)
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
 Capital Share Transactions                                6,353,500         3,766,917          299,254           18,208
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                      6,353,500         3,766,917          299,254           18,208
Net Assets:
  Beginning of Period                                     10,603,724         6,836,807        1,191,643        1,173,435
------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $  16,957,224     $  10,603,724    $   1,490,897    $   1,191,643
------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $  16,957,224     $  10,603,724    $   1,490,897    $   1,191,643
Transactions in Fund Shares - Investor Shares:
  Shares sold                                              6,296,654        12,896,114          563,280          701,509
  Reinvested dividends and distributions                     154,727           163,243           16,559           18,282
------------------------------------------------------------------------------------------------------------------------
Total                                                      6,451,381        13,059,357          579,839          719,791
------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                     (6,002,926)      (12,202,824)        (438,900)        (749,999)
Net Increase/(Decrease) in Fund Shares                       448,455           856,533          140,939         (30,208)
Shares Outstanding, Beginning of Period                    3,165,642         2,309,109          330,396          360,604
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          3,614,097         3,165,642          471,335          330,396
------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                            134,796,510       123,257,128        8,906,150        7,813,075
  Reinvested dividends and distributions                     158,119           116,986            9,540            8,705
------------------------------------------------------------------------------------------------------------------------
Total                                                    134,954,629       123,374,114        8,915,690        7,821,780
------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                   (128,994,465)     (120,564,616)      (8,764,087)      (7,800,898)
Net Increase/(Decrease) in Fund Shares                     5,960,164         2,809,498          151,603           20,882
Shares Outstanding, Beginning of Period                    7,308,448         4,498,950          782,370          761,488
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         13,268,612         7,308,448          933,973          782,370
------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                              1,706,385           952,434          313,864          343,597
  Reinvested dividends and distributions                       4,438             3,490                6               17
------------------------------------------------------------------------------------------------------------------------
Total                                                      1,710,823           955,924          313,870          343,614
------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                     (1,765,942)         (855,038)        (307,158)        (316,080)
Net Increase/(Decrease) in Fund Shares                      (55,119)           100,886            6,712           27,534
Shares Outstanding, Beginning of Period                      129,634            28,748           78,877           51,343
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             74,515           129,634           85,589           78,877
------------------------------------------------------------------------------------------------------------------------

                                                              Janus Tax-Exempt
                                                                Money Market
                                                                    Fund
                                                            2001              2000
--------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                         $       7,236     $       8,907
  Net realized gain/(loss) from
   investment transactions                                        --                --
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 Resulting from Operations                                     7,236             8,907
--------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                          (5,318)           (5,948)
    Institutional Shares                                     (1,918)           (2,932)
    Service Shares                                                --              (27)
  Net realized gain from investment transactions:
    Investor Shares                                               --                --
    Institutional Shares                                          --                --
    Service Shares                                                --                --
--------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (7,236)           (8,907)
--------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                          291,954           461,498
    Institutional Shares                                     255,202           316,487
    Service Shares                                                --               734
  Reinvested dividends and distributions:
    Investor Shares                                            5,161             5,729
    Institutional Shares                                       1,822             2,788
    Service Shares                                                --                26
  Shares repurchased:
    Investor Shares                                        (262,988)         (442,500)
    Institutional Shares                                   (176,639)         (401,967)
    Service Shares                                                --           (1,792)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) from
 Capital Share Transactions                                  114,512          (58,997)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        114,512          (58,997)
Net Assets:
  Beginning of Period                                        227,565           286,562
--------------------------------------------------------------------------------------
  End of Period                                        $     342,077     $     227,565
--------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $     342,077     $     227,565
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                291,954           461,498
  Reinvested dividends and distributions                       5,161             5,729
--------------------------------------------------------------------------------------
Total                                                        297,115           467,227
--------------------------------------------------------------------------------------
  Shares repurchased                                       (262,988)         (442,500)
Net Increase/(Decrease) in Fund Shares                        34,127            24,727
Shares Outstanding, Beginning of Period                      171,383           146,656
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            205,510           171,383
--------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                                255,202           316,487
  Reinvested dividends and distributions                       1,822             2,788
--------------------------------------------------------------------------------------
Total                                                        257,024           319,275
--------------------------------------------------------------------------------------
  Shares repurchased                                       (176,639)         (401,967)
Net Increase/(Decrease) in Fund Shares                        80,385          (82,692)
Shares Outstanding, Beginning of Period                       56,172           138,864
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            136,557            56,172
--------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                     --               734
  Reinvested dividends and distributions                          --                26
--------------------------------------------------------------------------------------
Total                                                             --               760
--------------------------------------------------------------------------------------
  Shares repurchased                                              --           (1,792)
Net Increase/(Decrease) in Fund Shares                            --           (1,032)
Shares Outstanding, Beginning of Period                           10             1,042
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 10                10
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

40  Janus Income Funds  October 31,2001

Financial Highlights - Money Market Funds

For a share outstanding during the
fiscal year ended October 31                                                   Janus Money Market Fund
INVESTOR SHARES                                          2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .04             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.04)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.04)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.52%           5.88%           4.69%           5.25%           5.23%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $3,614,097      $3,165,642      $2,309,109      $1,492,023      $1,032,647
Average Net Assets for the Period (in thousands)      $3,629,621      $2,982,106      $1,808,653      $1,123,991      $  883,052
Ratio of Expenses to Average Net Assets(1)              0.60%(2)        0.60%(2)        0.60%(2)        0.60%(2)        0.60%(2)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 4.43%           5.77%           4.61%           5.13%           5.09%

For a share outstanding during the
fiscal year ended October 31                                              Janus Government Money Market Fund
INVESTOR SHARES                                          2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04             .06             .04             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .04             .06             .04             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.04)           (.06)           (.04)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.04)           (.06)           (.04)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.47%           5.76%           4.56%           5.12%           5.11%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $  471,335      $  330,396      $  360,604      $  213,239      $  132,133
Average Net Assets for the Period (in thousands)      $  402,844      $  340,813      $  230,784      $  150,525      $  112,693
Ratio of Expenses to Average Net Assets(1)              0.60%(2)        0.60%(2)        0.60%(2)        0.60%(2)        0.60%(2)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 4.25%           5.61%           4.50%           5.01%           5.42%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.70% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.

See Notes to Financial Statements.

                                        Jauns Income Funds  October 31, 2001  41

For a share outstanding during the
fiscal year ended October 31                                              Janus Tax-Exempt Money Market Fund
INVESTOR SHARES                                          2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03             .04             .03             .03             .03
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03             .04             .03             .03             .03
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.03)           (.04)           (.03)           (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.03)           (.04)           (.03)           (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               2.84%           3.58%           2.83%           3.23%           3.20%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $  205,510      $  171,383      $  146,656      $  105,011      $   81,268
Average Net Assets for the Period (in thousands)      $  190,597      $  168,435      $  122,946      $   91,058      $   75,929
Ratio of Expenses to Average Net Assets(1)              0.61%(2)        0.60%(2)        0.60%(2)        0.60%(2)        0.60%(2)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 2.79%           3.53%           2.80%           3.16%           3.14%

For a share outstanding during the
fiscal year ended October 31                                                   Janus Money Market Fund
INSTITUTIONAL SHARES                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period               $      1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .05             .06             .05             .06             .06
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .05             .06             .05             .06             .06
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.05)           (.06)           (.05)           (.06)           (.06)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.05)           (.06)           (.05)           (.06)           (.06)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                     $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.96%           6.35%           5.16%           5.72%           5.71%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)           $13,268,612      $7,308,448      $4,498,950      $4,973,909      $2,770,961
Average Net Assets for the Period (in thousands)     $10,427,053      $6,804,495      $5,445,434      $3,620,872      $2,545,294
Ratio of Expenses to Average Net Assets(1)              0.18%(3)        0.16%(3)        0.15%(3)        0.15%(3)        0.15%(3)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 4.70%           6.22%           5.04%           5.58%           5.54%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.70% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.
(3) The ratio was 0.35% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.

See Notes to Financial Statements.

42  Janus Income Funds  October 31, 2001

For a share outstanding during the
fiscal year ended October 31                                              Janus Government Money Market Fund
INSTITUTIONAL SHARES                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.93%           6.24%           5.03%           5.59%           5.58%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $  933,973      $  782,370      $  761,488      $  820,670      $   35,776
Average Net Assets for the Period (in thousands)      $  751,585      $  741,708      $  770,224      $  321,174      $   56,801
Ratio of Expenses to Average Net Assets(1)              0.15%(2)        0.15%(2)        0.15%(2)        0.15%(2)        0.15%(2)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 4.72%           6.07%           4.94%           5.42%           6.04%

For a share outstanding during the
fiscal year ended October 31                                              Janus Tax-Exempt Money Market Fund
INSTITUTIONAL SHARES                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03             .04             .03             .04             .04
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03             .04             .03             .04             .04
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.03)           (.04)           (.03)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.03)           (.04)           (.03)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                               3.27%           4.03%           3.29%           3.67%           3.67%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $  136,557      $   56,172      $  138,864      $   41,319      $    3,560
Average Net Assets for the Period (in thousands)      $   61,859      $   73,351      $   91,837      $   18,859      $    3,466
Ratio of Expenses to Average Net Assets(1)              0.19%(2)        0.16%(2)        0.15%(2)        0.15%(2)        0.15%(2)
Ratio of Net Investment Income
  to Average Net Assets(1)                                 3.10%           4.00%           3.25%           3.60%           3.94%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.35% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  43

For a share outstanding during the
fiscal year or period ended October 31                                         Janus Money Market Fund
SERVICE SHARES                                           2001            2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              4.70%           6.08%           4.89%           5.45%           5.14%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $   74,515      $  129,634      $   28,748      $   42,520      $   10,341
Average Net Assets for the Period (in thousands)      $   99,861      $   59,503      $   31,250      $   29,322      $      913
Ratio of Expenses to Average Net Assets**(2)            0.43%(3)        0.42%(3)        0.40%(3)        0.40%(3)        0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                               4.62%           6.02%           4.82%           5.30%           5.02%

For a share outstanding during the
fiscal year or period ended October 31                                    Janus Government Money Market Fund
SERVICE SHARES                                           2001            2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .05             .06             .05             .05             .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.05)           (.06)           (.05)           (.05)           (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              4.67%           5.97%           4.77%           5.33%           5.01%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $   85,589      $   78,877      $   51,343      $    2,770      $      628
Average Net Assets for the Period (in thousands)      $  103,932      $   63,802      $   45,587      $      639      $    1,141
Ratio of Expenses to Average Net Assets**(2)            0.40%(3)        0.40%(3)        0.40%(3)        0.40%(3)        0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                               4.57%           5.86%           4.67%           5.15%           5.23%

(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3) The ratio was 0.60% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.
 *Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.

See Notes to Financial Statements.

44  Janus Income Funds  October 31, 2001

For a share outstanding during the
fiscal year or period ended October 31                                    Janus Tax-Exempt Money Market Fund
SERVICE SHARES                                           2001            2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03             .04             .03             .03             .03
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03             .04             .03             .03             .03
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.03)           (.04)           (.03)           (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (.03)           (.04)           (.03)           (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              3.02%           3.81%           3.06%           3.44%           3.22%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $       10      $       10      $    1,042      $   17,696      $       10
Average Net Assets for the Period (in thousands)      $       10      $      737      $    4,090      $    3,215      $       10
Ratio of Expenses to Average Net Assets**(2)            0.43%(3)        0.41%(3)        0.40%(3)        0.40%(3)        0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                               2.98%           3.67%           3.10%           3.32%           3.17%

(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3) The ratio was 0.60% before the reduction of certain fees and expenses excluding trustee fees and expenses, audit fees and interest expense incurred by the Fund.
 *Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2001  45

Notes to Schedules of Investments

 *      Non-income-producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Rate is subject to change. Rate shown reflects current rate.
ss      Illiquid Securities are valued at amortized cost.
(DELTA) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $280,000.

SCHEDULE OF ILLIQUID SECURITIES

                                                                                                              Value as
                                                       Acquisition        Acquisition        Amortized          % of
                                                           Date                Cost             Cost         Net Assets
-----------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund
Computer Sciences Corp., 2.57625%, 12/27/01          12/26/00-10/25/01    $ 70,102,569     $   70,002,000       0.41%
Credit Suisse First Boston, Inc., 2.73%, 5/15/02          5/11/01          100,000,000        100,000,000       0.59%
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 2.57%, 9/20/05                12/7/00           82,205,285         79,954,286       0.47%
Idaho Power Corp., 3.71%, 9/1/02                          9/10/01           45,000,000         45,000,000       0.27%
Lehman Brothers, Inc. (90 day put), 2.805%, 4/21/02       3/21/01          100,314,688        100,000,000       0.59%
Northwestern Memorial Hospital, 2.68%, 11/9/01            10/5/01           57,000,000         57,000,000       0.34%
Philip Morris Companies, Inc., 3.7125%, 12/4/01      12/1/00-10/16/01      195,593,394        195,024,194       1.15%
ZCM Matched Funding Corp., 2.49%, 11/16/01                10/16/01          49,892,792         49,948,125       0.29%
ZCM Matched Funding Corp., 2.43%, 12/6/01                 10/5/01           24,895,375         24,940,938       0.15%
ZCM Matched Funding Corp., 2.42%, 12/10/01                10/9/01           49,791,611         49,868,917       0.29%
ZCM Matched Funding Corp., 2.41%-2.42%, 12/14/01     10/11/01-10/16/01     104,567,654        104,697,149       0.62%
ZCM Matched Funding Corp., 2.39%, 1/9/02                  10/11/01          99,402,500         99,541,917       0.59%
Zurich Capital Markets, Inc., 2.53%, 7/26/10          8/22/00-9/21/01       94,287,198         94,000,000       0.55%
                                                                                           ----------------------------
                                                                                           $1,069,977,526       6.31%
-----------------------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 2.57%, 9/20/05                12/7/00           $9,133,921     $    8,883,810       0.60%
-----------------------------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

46  Janus Income Funds  October 31, 2001

Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments.

Each of the Money Market Funds offers three classes of shares. "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum account sizes, and "Service Shares" are available through banks and other financial institutions.

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income is allocated daily to each class of shares for each Money Market Fund based upon the ratio of net assets represented by each class as a percentage of total net assets.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the following Money Market Funds made distributions to affiliated investment companies.

                              Janus Government    Janus Money
                              Money Market Fund   Market Fund
--------------------------------------------------------------
Janus Fund                      $  1,256,672      $    523,713
Janus Growth and Income Fund              --           181,489
Janus Mercury Fund                    27,008           805,829
Janus Twenty Fund                  3,428,732         2,095,016
Janus Worldwide Fund               3,254,004         3,332,111
--------------------------------------------------------------

FORWARD TRANSACTIONS AND FUTURES CONTRACTS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities. Such collateral is in the possession of the Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

                                        Janus Income Funds  October 31, 2001  47

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Bond Funds may enter into "futures contracts" and "options" on securities, financial indices, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have adopted this new standard and have determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have adopted this new Guide and have determined that the impact on the Financial Statements is insignificant.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 2001, 98% and 100%, respectively, were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

48  Janus Income Funds  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreements with the Bond Funds describe the fee that the Funds must pay. Each of the Bond Funds is subject to the following schedule:

                              Average
                             Daily Net          Annual Rate       Expense Limit
Fee Schedule               Assets of Fund      Percentage (%)     Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income    First $300 Million         .65               1.00*
  Fund                   Over $300 Million          .55
--------------------------------------------------------------------------------
Janus High-Yield Fund    First $300 Million         .75               1.00*
                         Over $300 Million          .65
--------------------------------------------------------------------------------
Janus Federal            First $300 Million         .60                .65*
  Tax-Exempt Fund        Over $300 Million          .55
--------------------------------------------------------------------------------
Janus Short-Term         First $300 Million         .65                .65*
  Bond Fund              Over $300 Million          .55
--------------------------------------------------------------------------------

*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve new investment advisory agreements for the Funds. The new advisory agreements are the same in all material respects as the current advisory agreements. Contingent upon receipt of shareholder approval, the new advisory agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Funds' independent Trustees.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital agreed to reduce the administrative fee to .08% and .33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. The administrative fee was reduced to .05% and .30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund. For the Service Shares of each Janus Money Market Fund, a portion of the administrative fee, designated seperately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

Shares sold of the Janus High-Yield Fund may be subject to the Fund's 1.00% redemption fee if held for 90 days or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset level and cash flow due to short term trading.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Fees
Janus Flexible Income Fund          $196,785
Janus High-Yield Fund                114,401
Janus Federal Tax-Exempt Fund         32,433
Janus Short-Term Bond Fund            87,276


                                        Janus Income Funds  October 31, 2001  49

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. A Fund is required to make distributions of any income and gains realized in the prior fiscal year. If a Fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the Fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

                                Undistributed     Undistributed
                               Net Investment      Net Realized       Paid-In
                                Income/(Loss)       Gain/(Loss)       Capital
--------------------------------------------------------------------------------
Janus Flexible Income Fund       $ (207,385)         $207,385                --
Janus High-Yield Fund                 93,001               --         $(93,001)
--------------------------------------------------------------------------------

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below. The federal tax cost for the Money Market Funds is the amortized cost listed in the Statement of Assets and Liabilities.

                                                                                                                            Net
                               Net Capital Loss    Net Capital Loss   Federal Tax      Unrealized      Unrealized      Appreciation/
                              Carryovers Utilized     Carryovers          Cost        Appreciation   (Depreciation)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund       $   14,638,688    $ (65,183,266)   $1,318,418,816   $  54,170,506   $ (19,128,497)   $  35,042,009
Janus High-Yield Fund                        --      (54,554,186)      448,480,975       5,544,011     (11,889,364)     (6,345,353)
Janus Federal Tax-Exempt Fund           166,236       (5,756,094)      123,324,305       3,547,474        (751,732)       2,795,742
Janus Short-Term Bond Fund            3,303,388         (399,128)      533,195,136       6,187,979        (139,814)       6,048,165
------------------------------------------------------------------------------------------------------------------------------------

50  Janus Income Funds  October 31, 2001

Explanation of Charts and Tables (unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

                                        Janus Income Funds  October 31, 2001  51

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

52  Janus Income Funds  October 31, 2001

Report of Independent Accountants

To the Trustees and Shareholders of
Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                                        Janus Income Funds  October 31, 2001  53

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                       [LOGO] JANUS

                              www.janus.com

                              PO Box 173375
                              Denver, CO 80217-3375
                              1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     LFRIN-12/01